UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Middlesex Water Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2021 Annual Meeting of Shareholders and Proxy Statement

MIDDLESEX WATER COMPANY

May 25, 2021
11:00 a.m. EDT
Virtual Annual Meeting

Middlesex Water Company 485C Route 1 South Suite 400 Iselin, New Jersey 08830

Dear Shareholder:

Thank you for your confidence in Middlesex Water Company. You are cordially invited to the Annual Meeting of Shareholders (the “Annual Meeting”) of Middlesex Water Company (the “Company”) which will be held on Tuesday, May 25, 2021 at 11:00 a.m. EDT. This year’s meeting will be held virtually out of continued concerns related to the pandemic, and related shareholder health and safety.

At the meeting, I look forward to sharing with you information about your Company’s performance during 2020.

We continued to make investments in our facilities to enhance service reliability and ensure quality drinking water for present and future generations. We also took important additional steps to further build a more sustainable and diverse corporate culture. Performance highlights include:

•	Critical execution of emergency management and business continuity plans in response to the COVID-19 pandemic which focused on maintaining the health and safety of our employees and customers and mitigating risk, while ensuring utility services essential for public health protection.
•	The award of a 10-year contract from the Borough of Highland Park, NJ for the operation and maintenance of their water and wastewater systems.
•	Invested over $14 million to upgrade water mains in Metuchen, Edison and South Amboy, New Jersey as part of our ongoing Water for Tomorrow Capital Program.
•	Maintained ongoing construction during the pandemic of an approximately $72 million upgrade to our largest treatment plant in New Jersey to include new ozone treatment, new electric generation systems and other improvements.
•	Earned recognition as one of New Jersey’s 2020 Top Workplaces based on a third party survey which analyzes corporate culture and employee engagement.
•	Completed design of treatment technology required at our largest wellfield in New Jersey in anticipation of new perfluoralkyl substance regulatory standards.
•	Completion of the 4.5 mile Western Transmission Main which was placed into service in April 2020.
•	Delivered a 6.3% increase in the common stock dividend, marking the 48th consecutive year of dividend increases.
•	Named Walter Reinhard Lead Director to succeed retiring long-time director Jeffries Shein.

We hope you will join us on May 25th as we further discuss our business and vote on issues of importance to your Company. Details for the meeting are included in this Proxy Statement and are contained on the proxy, or voting instruction card. Also enclosed are details for how and when to vote and other important information. Your vote is very important, so please cast it promptly, even if you plan to attend the virtual Annual Meeting.

On behalf of the Board of Directors, thank you again for your continued strong support and confidence in Middlesex

Water Company.

Sincerely,

Dennis W. Doll

Chairman, President and Chief Executive Officer

April 12, 2021

A Provider of Water, Wastewater and Related Products and Services

Proxy Statement	TABLE OF CONTENTS

CONSERVING NATURAL RESOURCES THROUGH INTERNET AVAILABILITY OF PROXY MATERIALS

This year, we are again using the U.S. Securities and Exchange Commission’s Notice and Access model (“Notice and Access”) which allows delivery of proxy materials via the Internet as the primary means of furnishing proxy materials. We believe Notice and Access provides shareholders with a convenient method to access the proxy materials and vote, reduces the costs of printing and distributing proxy materials, and allows us to conserve natural resources in alignment with our role as an environmental steward.

On or about April 12, 2021, we will mail a Notice of Internet Availability (“NOIA”) of Proxy Materials containing instructions on how to access our Proxy Statement and our 2020 Annual Report online and how to vote via the Internet. The NOIA also contains instructions on how to receive a paper copy of the proxy materials and our 2020 Annual Report to Shareholders.

YOUR VOTE IS IMPORTANT

We urge you to vote using telephone or internet voting, if available to you, or if you received these proxy materials by U.S. mail, by completing, signing, dating and returning the enclosed proxy card promptly. If voting by phone, please call the toll-free number found on your NOIA of Proxy Materials or on your proxy card. To vote via the Internet, please visit the website shown on your NOIA (www.proxyvote. com) until 11:59 p.m. on May 24, 2021 to transmit voting instructions. (Shareholders will need the 12-digit control number from the proxy card or NOIA to view proxy materials at www.proxyvote.com).

Shareholders of record may deliver their completed proxy card in person at the Annual Meeting of Shareholders or by completing a ballot available upon request at the Annual Meeting. Please note that if you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the shareholder of record (that is, your bank, broker or nominee) to be able to vote at the Annual Meeting. Beneficial owners of shares of common stock held in street name through a bank or brokerage account should follow the voting instructions enclosed with their proxy materials.

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 25, 2021

TUESDAY, MAY 25, 2021 — Annual Meeting of Shareholders

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Middlesex Water Company (the “Company”) which will be held on May 25, 2021 at 11:00 a.m. Eastern Daylight Time for the following purposes:

Item 1:	To elect three Class I directors to our Board of Directors (the “Board”) to serve for the ensuing three years and until their successors are elected and qualified; and one Class III director to serve the remaining two years of a three-year term.

Class I	Class III
Dennis W. Doll | Kim C. Hanemann | Ann L. Noble	Joshua Bershad, M.D.

Item 2:	To approve, by non-binding advisory vote, named executive officer compensation, as described in the accompanying Proxy Statement under Executive Compensation.

Item 3:	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

In addition, we will transact any other business properly presented at the meeting, including any adjournment or postponement by, or at, the direction of the Board of Directors.

This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully. You do not need to attend the Annual Meeting in order to vote. The Board of Directors recommends that you vote in favor of each of the nominees for director (Proposal 1), and in favor of proposals 2 and 3.

Due to continued concerns related to the coronavirus outbreak (COVID-19), and to support the health and well-being or our shareholders, the Company will have a virtual only Annual Meeting of Shareholders in 2021, conducted exclusively via audiocast at www. virtualshareholdermeeting.com/MSEX2021. There will not be a physical location for our Annual Meeting and you will not be able to attend the meeting in person.

We strongly encourage all stockholders to vote, and to do so as promptly as possible. The deadline for voting by Internet or phone is 11:59 p.m. Eastern Daylight Time on Monday, May 24, 2021.

Middlesex Water Company • 485C Route 1 South • Suite 400 • Iselin, New Jersey 08830

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NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS Cont’d.

You are invited to attend the Annual Meeting via live audiocast. Whether or not you expect to virtually attend the Annual Meeting, please vote on the matters to be considered as promptly as possible in order to ensure your representation at the meeting. You may vote at www.virtualshareholdermeeting.com/MSEX2021 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend, participate in, and ask questions at, the Annual Meeting are posted at www.virtualshareholdermeeting.com/MSEX2021. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website.

The Board has fixed the close of business on March 29, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record as of the close of business on March 29, 2021, or their proxy holders, may vote at the Annual Meeting. Please note in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of Directors or the non-binding proposal regarding the compensation of our Named Executive Officers.

By Order of the Board of Directors,
Iselin, New Jersey April 12, 2021	Jay L. Kooper Vice President, General Counsel and Secretary

IMPORTANT NOTICE REGARDING
THE INTERNET AVAILABILITY

OF PROXY MATERIALS
FOR THE ANNUAL MEETING
TO BE HELD ON MAY 25, 2021

This Proxy Statement and our 2020 Annual Report on Form 10-K will be available to stockholders at http://www.proxyvote.com on or about April 12, 2021.

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PROXY STATEMENT SUMMARY

This summary highlights information contained in further detail elsewhere in this Proxy Statement. It does not contain all of the information you should consider and you should read the entire proxy statement carefully before voting. For more complete information regarding the Company’s 2020 performance, please also review the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Annual Meeting of Shareholders

Date and Time: Tuesday, May 25, 2021 at 11:00 a.m. EDT

Stock Symbol: MSEX

Location: Via virtual webcast at www.virtualshareholdermeeting.com/MSEX 2021

Exchange: Nasdaq

Record Date: March 29, 2021

State of Incorporation: New Jersey

Mail Date: April 12, 2021

Year of Incorporation: 1897

Transfer Agent: Broadridge Financial Services, Inc.

Corporate Website: www.middlesexwater.com

Shareholder Service Website: www.shareholder.broadridge.com/middlesexwater

Matters to be Voted Upon
The following table summarizes the proposals to be voted upon at the Annual Meeting and the Board’s voting recommendations with respect to each proposal:

PROPOSAL		BOARD VOTE RECOMMENDATION		PAGE REFERENCE
1. Election of Directors		FOR EACH DIRECTOR NOMINEE		6
DIRECTOR NOMINEES
Name	Age	Director Since	Class	Independent
Joshua Bershad, M.D.	47	2020	III	YES
Dennis W. Doll	62	2006	I	NO
Kim C. Hanemann	57	2016	I	YES
Ann L. Noble	59	2019	I	YES

PROPOSAL	BOARD VOTE RECOMMENDATION	PAGE REFERENCE
MANAGEMENT PROPOSALS
2. Advisory Vote to Approve the Company’s Named Executive Officer Compensation	FOR	32
3. Ratification of Baker Tilly US, LLP as Independent Auditor for 2021	FOR	34

Middlesex Water Company     3     2021 Proxy Statement

GENERAL INFORMATION

1.	What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will consider and vote upon three proposals:

•	Election of four (4) Directors.

•	A non-binding advisory vote to approve Named Executive Officer compensation.
•	Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Shareholders may also vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

2.	Why am I receiving these proxy materials?

We are furnishing you these proxy materials in connection with the solicitation of proxies on behalf of our Board for use at the Annual Meeting. This Proxy Statement includes information we are required to provide under U.S. Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

3.	How can I get electronic access to the proxy materials?

The Notice of Internet Availability (“NOIA”) of Proxy Materials will provide you with instructions how to 1) view on the Internet our proxy materials for the Annual Meeting; and 2) instruct us to send proxy materials to you by U.S. mail. The proxy materials are available at www.proxyvote.com.

4.	What is a proxy?

A proxy is your legal designation of another person to vote the shares you own. If you designate someone as your proxy or proxy holder in a written document, that document is called a proxy or a proxy card.

Directors James F. Cosgrove, Jr. and Walter G. Reinhard have been designated as proxies or proxy holders for the Annual Meeting. Proxies properly executed and received by our Corporate Secretary prior to the Annual Meeting, and not revoked, will be voted in accordance with the terms thereof.

5.	How are other proxy materials being furnished?

Under rules adopted by the SEC, we have chosen to furnish our proxy materials to our shareholders over the Internet and to provide a NOIA of Proxy Materials by U.S. mail, rather than mailing the printed proxy materials. As a result, the Company is able to reduce printing and postage costs, as well as minimize adverse impact on the environment. If you receive a NOIA, you will not receive a printed copy of the proxy materials in the mail unless you request them by following the instructions provided in the NOIA. Instead, the NOIA instructs you how to access and review all of the information contained in the Proxy Statement and Annual Report to Shareholders online. The NOIA also explains how you may submit your proxy over the Internet. If you would like to receive a printed copy of our proxy materials, you should follow the instructions in the NOIA.

6.	Who is entitled to vote at the Annual Meeting?

Shareholders of record at the close of business on March 29, 2021, which we refer to as the Record Date, (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 17,478,098 shares of Middlesex Water Company (“Common Stock”) issued and outstanding, each entitled to one vote. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder of record at our offices at 485C Route 1 South, Suite 400, Iselin, NJ 08830 for a period of 10 days prior to the Annual Meeting. The list will also be available for examination by any shareholder of record at the Annual Meeting.

7.	What is the difference between holding shares as a shareholder of record and as a beneficial owner holding shares in “street name”?

You are a “Shareholder of Record” if, at the close of business on the Record Date, your shares were registered directly in your name with Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), our transfer agent. You are a beneficial owner if, at the close of business on the Record Date, your shares were held by a brokerage firm or other nominee and not directly in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or nominee provides.

8.	How will my shares be voted if I do not vote or if I have not provided instructions to my broker?

All shares that have been properly voted, whether by Internet, telephone or U.S. mail, and not revoked, will be voted at the Annual Meeting in accordance with your instructions. If you are a shareholder of record and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.

If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet, telephone or U.S. mail, the persons named as proxies in the proxy card will have the discretion to vote on those registered matters for you.

If you are the beneficial owner and you do not direct your broker or nominee how to vote your shares, your broker or nominee may vote your shares on only those proposals for which it has discretion to vote.

Please note that under the rules of the Nasdaq Global Select Stock Market (“Nasdaq”) your bank, broker or other nominee may not vote your shares with respect to matters considered non-routine (Proposals 1 and 2). Proposal 3, the ratification of our auditor is a routine matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

9.	How many votes must be present to hold the Meeting?

In order for the Annual Meeting to be conducted, a majority of the outstanding shares of common stock as of the record date must be present in person or represented by proxy at the Annual Meeting. This is referred to as a quorum.

Middlesex Water Company     4     2021 Proxy Statement

10.	What is the vote required for each proposal and what are my voting choices?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Proposal 1 - Election of four Directors	Plurality of votes cast	No
Proposal 2 - Advisory vote on executive compensation	Majority of the shares entitled to vote and present or represented by proxy	No
Proposal 3 - Ratification of auditors for 2021	Majority of the shares entitled to vote and present or represented by proxy	Yes

With respect to Proposal 1, the election of four Directors, you may vote FOR ALL, WITHHOLD ALL or FOR ALL EXCEPT and indicate any nominee for which you withhold authority to vote. Directors are elected by a plurality of votes cast by shareholders present in person or represented by proxy at the Annual Meeting, and entitled to vote on the election of Directors. With respect to Proposals 2 and 3, (or any other matter to be voted at the Annual Meeting), you may vote FOR, AGAINST or ABSTAIN. The approval of the non-binding advisory vote regarding the compensation of our Named Executive Officers (Proposal 2) requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal. The ratification of the appointment by the Audit Committee of Baker Tilly US, LLP (Proposal 3) requires that the votes cast in favor of the ratification exceed the number of votes opposing the ratification.

11.	How does the Board recommend I vote?

The Board of Directors recommends that you vote:

•	FOR the election of the four Directors nominated by the Board and named in this Proxy Statement;
•	FOR the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers; and
•	FOR the ratification of the appointment of Baker Tilly US, LLP, our independent registered public accounting firm, for the fiscal year ending December 31, 2021.

12.	How are abstentions and broker non-votes counted?

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast “for” or “against” are included. As described above, where brokers do not have discretion to vote or did not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters to be acted upon at the Annual Meeting, will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes and withheld votes will not be included in the vote total for the proposal to elect the nominees for Director and will not affect the outcome of the vote for these proposals. In addition, under New Jersey corporation law, abstentions are not counted as votes cast on a proposal. Therefore, abstentions and broker non-votes will not count either in favor of or against the nonbinding advisory proposal regarding the approval of the compensation of our named executives or the ratification of the appointment of Baker Tilly US, LLP.

13.	May I revoke my proxy or change my vote?

Yes. You may revoke a proxy you have given at any time before it is voted at the Annual Meeting by: (1) submitting to our Corporate Secretary a letter revoking the proxy, which the Secretary must receive prior to the Annual Meeting, or (2) voting at the virtual Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy, unless you specifically request it. You may change your proxy instructions for shares in “street name” by submitting new voting instructions to your broker or nominee.

14.	Who will count the vote?

Votes will be counted by representatives of Broadridge who will tally the votes and certify the results.

15.	Who can attend the Annual Meeting?

All Shareholders of Record as of the close of business on March 29, 2021 can attend the Annual Meeting via webcast at www.virtualshareholdermeeting.com/ MSEX2021.

16.	Will there be a management presentation at the Annual Meeting?

Management will give a brief presentation during the meeting and shareholders will be invited to submit questions online.

17.	When are shareholder proposals due for the 2022 Annual Meeting?

To be considered for inclusion in our Proxy Statement to be issued in 2022, shareholder proposals must be received at our executive offices on or before December 14, 2021. Shareholder proposals should be directed to the Corporate Secretary at Middlesex Water Company, 485C Route 1 South, Suite 400, Iselin, New Jersey 08830-0452.

18.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary results at the Annual Meeting. We will issue final results in a press release and in a current report on Form 8-K which we will file with the SEC on or about May 26, 2021.

19.	How can I participate in Householding of Annual Meeting Materials?

The SEC rules permit us, with your permission, to deliver a single paper Proxy Statement and Annual Report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “house-holding” reduces the volume of duplicate information and reduces our expenses and environmental impact. Once given, a shareholder’s consent will remain in effect unless and until it is revoked by notifying our Corporate Secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareholders of record who elect to participate in householding may also request a separate copy of future Proxy Statements and Annual Reports by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, Middlesex Water Company, 485C Route 1 South, Suite 400, Iselin, New Jersey 08830-0452.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single Proxy Statement and Annual Report to that address. Any such beneficial owner can request a separate paper copy of this Proxy Statement or the Annual Report on Form 10-K by contacting our Corporate Secretary as described above. Beneficial owners with the same address who receive more than one paper Proxy Statement and Annual Report on Form 10-K may request delivery of a single Proxy Statement and Annual Report on Form 10-K by contacting our Corporate Secretary as described above.

Middlesex Water Company     5     2021 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

The Board is elected by shareholders to oversee their interest in the overall success of our business. Board members are divided into three classes with staggered three-year terms. The Corporate Governance & Nominating Committee periodically reviews the efficacy of declassifying the Board. The Board continues to maintain that its present classification structure with three classes of Directors with as nearly equal number of members as practicable, provides for the most effective continuance of the knowledge and experience gained by members of the Board, and that maintaining the current Board classification structure serves the best interests of shareholders.

The present terms of Class I Directors expire at the 2021 Annual Meeting of Shareholders. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board has named a new director, Joshua Bershad, M.D. to the Board in December 2020 as a Class III Director. Dr. Bershad and the three Class I nominees will stand for election at the Annual Meeting. The Director nominees for election named below are willing to be duly elected and to serve. Directors shall be elected by a plurality of the votes cast at the Annual Meeting. If at the time of the election the nominees listed should be unable to serve, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees, unless the number of Directors is reduced. There were no nominee recommendations from shareholders or from any group of shareholders submitted in accordance with regulations of the SEC.

Election of Directors (Proposal No. 1)

Middlesex Water Company has eight Directors on its Board. The following Table provides summary information about each Director nominee standing for initial election or re-election to the Board. Additional information for all of our Directors, including the nominees, may be found beginning on page 7.

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships	Experience and Skills
Joshua Bershad, M.D.	47	2020	Executive Vice President of Physician Services at RWJBarnabas Health and Chief Medical Officer of Rutgers Athletics	Yes	Audit	Executive Leadership, Internal Medicine, Public Health and Safety, Administration
Dennis W. Doll	62	2006	Chairman, President & CEO of Middlesex Water Company	No	—	Executive and Industry Leadership, Regulated and Non-regulated Utility Management, Contract Operations, Capital Management
Kim C. Hanemann	57	2016	Senior Vice President and Chief Operating Officer of Public Service Electric and Gas Company (PSE&G)	Yes	Audit, Corporate Governance & Nominating	Executive and Industry Leadership, Project and Construction Management, Field and Utility Support Operations, Permitting, Asset Management
Ann L. Noble	59	2019	Financial Consultant	Yes	Corporate Governance & Nominating, Pension, Ad Hoc Pricing	Strategic Planning, Business Development, Financial Management, Contract Negotiation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOUR DIRECTOR NOMINEES NAMED ON PAGE 7-8.

Middlesex Water Company     6     2021 Proxy Statement

NOMINEES FOR THE BOARD OF DIRECTORS

We set forth information with respect to the business experience, qualifications and affiliations of our Director nominees below:

Class I – (Term expires in 2021)

Dennis W. Doll

Director since 2006

Age: 62

Term: Three (3) years

Experience and Qualifications:

Mr. Doll serves as Chairman of the Board, President and CEO of Middlesex Water Company.

Mr. Doll has more than 35 years of experience in senior level positions in investor-owned water and wastewater utility management. He joined Middlesex Water as Executive Vice President in November 2004 and was named President and Chief Executive Officer, and a Director of Middlesex, effective January 1, 2006. In May 2010, he was elected Chairman of the Board also serving as Chairman of the Boards of Middlesex Water Company’s subsidiary companies. Mr. Doll speaks frequently on water related issues including asset & capital management, infrastructure policy, utility preparedness and resiliency. He has served as Past President of the National Association of Water Companies and past Chairman of the New Jersey Utilities Association, representing New Jersey’s electric, gas, water and telecommunications industries.

Mr. Doll recently completed services as Chairman of the Board of The Water Research Foundation and as a Director and member of the Executive Committee of the Board of the American Water Works Association. He presently serves as Treasurer and member of the Board of Court Appointed Special Advocates (CASA) of Middlesex County, NJ.

Education:

Mr. Doll received a B.A. Degree in Accounting and Economics from Upsala College.

Class I – (Term expires in 2021)

Kim C. Hanemann

Independent Director since 2016

Board Committees:

     Audit | Corporate Governance & Nominating

Age: 57

Term: Three (3) years

Experience and Qualifications:

Ms. Hanemann is Senior Vice President and Chief Operating Officer of Public Service Electric and Gas Company (PSE&G), New Jersey’s oldest and largest public utility company, where she is responsible for execution of the company’s large transmission construction projects. Her responsibilities include oversight of project management, project controls, licensing and permitting, and commissioning. This large portfolio of services under Ms. Hanemann’s management also includes management of key components of PSE&G’s resiliency initiatives and asset hardening projects on company facilities. Although larger in scope and cost, these utility infrastructure challenges are analogous to those managed by Middlesex Water Company. Ms. Hanemann has held numerous leadership positions in both electric and gas field operations and in utility support operations. She was named Vice President in 2010, and Senior Vice President in 2014. Ms. Hanemann serves as a director of the Foundation Board of Children’s Specialized Hospital. She is also the Executive Sponsor for PSEG Women’s Network, an employee resource group aimed at providing women with career development insights.

Education:

Ms. Hanemann earned her Bachelor’s degree in mechanical engineering from Lehigh University and an M.B.A. from Rutgers Graduate School of Management.

Middlesex Water Company     7     2021 Proxy Statement

NOMINEES FOR THE BOARD OF DIRECTORS

Class I (Term Expires in 2021)

Ann L. Noble

Independent Director since 2019

Board Committees:

     Ad Hoc Pricing

     Corporate Governance & Nominating

     Pension

Age: 59

Term: Three (3) years

Experience and Qualifications:

Ms. Noble serves as a Financial Consultant providing advisory services in the areas of strategic planning, financial management and contract negotiation. She previously worked for Qual-Lynx for 14 years holding various positions including President and Chief Executive Officer the last 5 years of her tenure. Prior to that, Ms. Noble served as Vice President, Workers’ Compensation for QualCare, Inc. and Vice President of Finance for Robert Wood Johnson University Hospital. Ms. Noble’s background includes financial and contract management, sales and strategic planning. Ms. Noble serves on the Board of Manasquan Bank and is a Member of the Board of Trustees and Treasurer of the Val Skinner Foundation.

Education:

Ms. Noble earned a B.S. in Accounting from Seton Hall University and is a Certified Public Accountant (inactive).

Class III (Term Expires in 2023)

Joshua Bershad, M.D.

Independent Director since 2020

Board Committees:

     Audit

Age: 47

Term: Two (2) years

Experience and Qualifications:

Dr. Bershad is Executive Vice President, Physician Services of RWJBarnabas Health and Chief Medical Officer of Rutgers Athletics. In addition to his role with RWJBarnabas Health and Rutgers Athletics, Dr. Bershad teaches in multiple capacities at Rutgers University, including as Clinical Assistant Professor of Medicine at Rutgers-Robert Wood Johnson Medical School, as Adjunct Clinical Professor at Rutgers-Ernest Mario School of Pharmacy, and as Visiting Lecturer at Rutgers Business School EMBA Program. Previously, he served in multiple senior executive roles within Robert Wood Johnson University Hospital & Health System, including Senior Vice President/Chief Medical Officer and Chair of the Medical Executive Committee for approximately 10 years. He was the organizer and initial President of RWJ Physician Enterprise, a multispecialty physician group. Dr. Bershad serves as a member of the Board of Directors of the Middlesex County Medical Society and is Chairman of the Board of Directors of Robert Wood Johnson Visiting Nurses. He also is a member of the Board of Trustees of the VNA Health Group.

Education:

Dr. Bershad attended both Rutgers Medical School and Rutgers Business School where he received his MD and MBA, respectively. He also holds a Bachelor’s degree in Biology/Geology from the State University of New York (SUNY) Binghamton.

Middlesex Water Company     8     2021 Proxy Statement

DIRECTORS WITH UNEXPIRED TERMS

We set forth information with respect to the business experience, qualifications and affiliations of our Directors with unexpired terms below:

Class II – (Term expires in 2022)

Steven M. Klein

Independent Director since 2009

Board Committees:

     Audit, Chair | Audit Committee Financial Expert |

     Compensation | Pension

Age: 55

Experience and Qualifications:

Mr. Klein serves as President and CEO of Northfield Bancorp, Inc. and its subsidiary, Northfield Bank, with overall management responsibility for these entities. Mr. Klein is also designated as a financial expert on the Audit Committee. Mr. Klein was named to the Board of Directors of Northfield Bancorp Inc. and Northfield Bank in August 2013. Mr. Klein’s background includes serving as an audit partner with the international accounting and auditing firm KPMG LLP. He is a Certified Public Accountant in the State of New Jersey and member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. He is a board member of the New Jersey Bankers Association and the American Bankers Association. Mr. Klein serves on the Board of Trustees of Richmond University Medical Center.

Education:

Mr. Klein earned a B.A. in Business Administration from Montclair State University.

Class II – (Term expires in 2022)

Walter G. Reinhard, Esq.

Independent Director since 2002

Committees:

     Lead Director | Ad Hoc Pricing, ex officio |

     Corporate Governance & Nominating, Chair |

     Pension

Age: 75

Experience and Qualifications:

Mr. Reinhard was named Lead Director in May 2020. He served as a partner of the law firm of Norris McLaughlin, P.A. prior to his retirement from the active practice of law and partnership in the firm on December 31, 2014. Mr. Reinhard had been with the firm since 1984 and practiced administrative, environmental and regulatory law involving public utilities. He brings over 40 years of legal experience to the Board including expertise in handling regulatory matters before the New Jersey Board of Public Utilities and the New Jersey Department of Environmental Protection. During his tenure at Norris McLaughlin, Mr. Reinhard’s professional affiliations included the New Jersey State Bar Association and its Public Utility LawSection (Chair, 1988-89), the Water Utility Council of the American Water Works Association, New Jersey Chapter, and the New Jersey Chapter of the National Association of Water Companies. Mr. Reinhard serves as a Trustee of the Fanwood-Scotch Plains YMCA.

Education:

Mr. Reinhard received his B.A. from the University of Pennsylvania and his J.D. from Pennsylvania State University’s Dickinson School of Law.

Class II – (Term expires in 2022)

Amy B. Mansue

Independent Director since 2010

Board Committees:

     Audit | Compensation, Chair

Age: 56

Experience and Qualifications:

Ms. Mansue is President and Chief Executive Officer of Inspira Health, comprising three hospitals, a comprehensive cancer center and several multi-specialty health centers. Her most recent former roles include serving as: Executive Vice President and Chief Experience Officer of RWJBarnabas Health, RWJBarnabas Health – President of the Southern Region, and President and Chief Executive Officer of Children’s Specialized Hospital. Ms.Mansue’s background includes serving as a staff member on healthcare policy for former New Jersey Governor Jim Florio, serving as a Deputy Commissioner in the New Jersey Department of Human Services and as Deputy Chief of Staff to former New Jersey Governor James McGreevey. She was President of HIP/NJ and Senior VP of Strategy for HIP/NY. Ms. Mansue serves on the Boards of the New Jersey Chamber of Commerce and the New Brunswick Development Corporation.

Education:

Ms. Mansue holds a Bachelor’s degree in social welfare and a Master’s degree in social work, planning and management from the University of Alabama.

Class III – (Term expires in 2023)

James F. Cosgrove Jr., P.E.

Independent Director since 2010

Board Committees:

     Ad Hoc Pricing, Chair | Compensation |

     Corporate Governance & Nominating |

      Pension, Chair

Age: 57

Experience and Qualifications:

Mr. Cosgrove is Vice President and Principal of Kleinfelder, a firm offering consulting in architecture, civil and structural engineering, construction management, environmental analysis, remediation, and natural resources management throughout the U.S., Canada and Australia. A Professional Engineer licensed in the State of New Jersey, Mr. Cosgrove has over 30 years experience in the field of environmental engineering and science with extensive background in water quality monitoring and modeling. Prior to his current position, Mr. Cosgrove was Principal and Founder of Omni Environmental LLC, an environmental consulting firm based in Princeton, New Jersey. Mr. Cosgrove’s professional affiliations include the American Society of Civil Engineers, the American Water Resources Association, the National Society of Professional Engineers, and the Water Environment Federation, among others. He served as a director of the Association of Environmental Authorities from 2005-2011 and currently serves as Chairperson of the New Jersey Clean Water Council.

Education:

Mr. Cosgrove received a B.S. degree in Civil Engineering from Lafayette College and earned his M.E. in Environmental and Water Resource Systems Engineering from Cornell University.

Middlesex Water Company     9     2021 Proxy Statement

DIRECTOR COMPENSATION AND EQUITY OWNERSHIP GUIDELINES

Director Compensation

For 2020, Middlesex Water Company compensated each of the Board members who are not employed by the Company (“Outside Directors”) with Common Stock valued at $35,000. Mr. Doll, Chairman of the Board and an Executive Officer of the Company, receives no fee or common stock award for his services as a member of the Board or the Boards of the Company’s subsidiaries. The table below sets forth the annual retainers for 2020.

Position	Annual Retainer
Outside Director	$50,000 (1)
Lead Director	$ 5,000
Chair of Audit Committee	$ 7,500
Chair of Compensation Committee	$ 5,000
All other Chairpersons	$ 2,500

(1)	The annual retainer of $50,000 consists of a cash compensation component of $15,000 and a common stock compensation component of $35,000.

The Board committee meeting fees for outside Directors is $750 per Director for each Board committee meeting attended. In the event that a Special Board or a Special Committee meeting via teleconference were to be held, the meeting fees for outside Directors are $400 and $200 per meeting, respectively.

Director Compensation Table

The following table details Director compensation for 2020.

Name	Fees earned or paid in cash ($)	Common Stock ($)	Total Compensation ($)
Joshua Bershad, M.D.	1,250	0	1,250
James F. Cosgrove Jr.	24,450	35,000	59,450
Kim C. Hanemann	18,950	35,000	53,950
Steven M. Klein	29,250	35,000	64,250
Amy B. Mansue	23,450	35,000	58,750
Ann L. Noble	20,250	35,000	55,250
Walter G. Reinhard	28,700	35,000	63,700
Jeffries Shein	6,700	35,000	41,700

*Until retirement in May 2020

Director Equity Ownership

As part of their annual compensation, each Director receives Company common stock valued at $35,000. The Board believes that all Directors should maintain a meaningful ownership stake in the Company to underscore the importance of aligning their long-term interests with those of our shareholders. Directors are required to hold common stock valued at least three times the amount of the annual retainer by the fifth anniversary of Board membership. All Board members met this requirement for 2020.

*Reflects the minimum attendance of all Directors at Board and Committee meetings.

Middlesex Water Company     10     2021 Proxy Statement

CORPORATE GOVERNANCE

Key Highlights

»	All directors are independent, other than the CEO.

»	Independent Lead Director

»	Board committees are comprised entirely of independent directors

»	Commitment to corporate social responsibility and sustainability

»	Advisory vote on named executive officer compensation is held on an annual basis

»	Prohibitions against hedging and borrowing against Company stock

»	Stock ownership requirements for Directors and Executive Officers

»	Compensation Committee oversees alignment of pay to performance

»	Transparent process for shareholder communications with the Board

»	Annual Board and Committee evaluations

Code of Ethics and Corporate Governance Guidelines

Management of the Company is under the general direction of the Board who are elected by the shareholders. The Company’s business is managed under the direction of the Board in accordance with the New Jersey Business Corporation Act and our Certificate of Incorporation and By-laws. Members of the Board are kept apprised of our business through discussions with the Chairman and Chief Executive Officer and other Company Officers, by reviewing briefing materials and other relevant information provided to them, and by participating in meetings of the Board and its Committees.

Code of Business Conduct

The Board has adopted a Code of Conduct that applies to all Directors, Officers and employees. This Code encompasses all areas of professional conduct, as well as strict adherence to all laws and regulations applicable to the conduct of our business. In addition, the Company has an internal Ethics Hotline where Code of Conduct violations may be reported by any employee or member of the general public.

The Company’s Code of Conduct, as well as the charters for the Audit, Compensation, Corporate Governance & Nominating, and Pension Committees, are available on our website www.MiddlesexWater.com under the heading Investors - (Governance). We also make this information available in print to any shareholder upon request. Requests should be addressed to Corporate Secretary, Middlesex Water Company, 485C Route 1 South, Suite 400, Iselin, New Jersey 08830-0452.

Board Leadership Structure

The Board does not have a formal policy on whether or not the role of the Chief Executive Officer and Chairman of the Board should be separate or, if it is to be separate, whether the Chairman should be selected from the independent Directors or be an employee. Currently, the Company operates with one individual,Mr. Doll, serving as Chairman of the Board as well as President and Chief Executive Officer, coupled with a strong independent Lead Director and independent standing Board committees. The Board believes that combining the Chairman of the Board and President and Chief Executive Officer roles is the appropriate corporate governance structure at this time because: a) it most effectively utilizes Mr. Doll’s extensive utility and management experience and knowledge regarding the Company, and b) it leverages his capabilities in effectively identifying strategic priorities and leading discussions on, and execution of, the Company’s strategy.

The Board has embedded in its culture, a philosophy of “constructive tension” whereby, the Board fulfills its mission to support the strategic direction of the Company while simultaneously fully representing the interests of our shareholders. The Board accomplishes this by challenging the President and Chief Executive Officer and the Company’s management on an ongoing basis.

Lead Director

In order to ensure that the independent Directors play a leading role in our current leadership structure, the Board maintains a Lead Director position. Mr. Walter Reinhard was named Lead Director at the May 2020 Board meeting replacing Jeffries Shein who retired from the Board in May 2020.

Summary of Lead Director Responsibilities:

•	Advises the Chairman as to an appropriate schedule of Board meetings;
•	Reviews and provides the Chairman with input regarding the agenda for Board meetings;
•	Presides at all meetings at which the Chairman is not present, including executive sessions of the independent directors, and apprises the Chairman of the issues considered;
•	Is available for consultation and direct communication with the Company’s shareholders and other members of the Board;
•	Calls meetings of the independent Directors when necessary and appropriate;
•	Performs such other duties as the Board may from time to time delegate.

As part of our Board’s annual assessment process, the Board evaluates our Board leadership structure to ensure it remains appropriate. The Board recognizes there may be circumstances that would lead it to conclude that separate roles of Chief Executive Officer and Chairman of the Board may be appropriate, but believes that the absence of a formal policy requiring either the separation or combination of the roles of Chairman and Chief Executive Officer provides the flexibility to determine the most appropriate governance structure, as conditions potentially change in the future.

Middlesex Water Company     11     2021 Proxy Statement

Board Role In Risk Oversight

The Board as a whole plays an integral role in shaping Middlesex Water’s strategy, governance and culture. Another critical responsibility is overseeing our risk exposure as part of determining business strategy that generates long-term shareholder value. Risk Management oversight is a core responsibility of the Corporate Governance and Nominating Committee.

Specifically, the Corporate Governance and Nominating Committee is responsible for overseeing the process by which significant business and operational risks (including information security risks and risks related to climate change) are identified throughout the enterprise and the strategies developed to mitigate any identified risks. This added oversight is reflected in the Corporate Governance and Nominating Committee’s Charter which was recently revised and approved by the Board, and is available in the Investors section of our website www.middlesexwater.com under Governance. The primary purpose of the Corporate Governance and Nominating Committee in fulfilling its risk management oversight responsibilities is accomplished by (i) assessing and reporting to the Board on the Company’s risk environment, including its material, strategic,and operational risks (including but not limited to the brand and reputation of the Company; the health and safety of the Company’s employees and the business operations of the enterprise); (ii) ensuring that management understands and accepts its responsibility for identifying, assessing, and managing risk; (iii) facilitating management’s strategic focus on the Company’s risk management vision and its evolution; (iv) verifying that the guidelines and policies governing the process by which risk assessment and management is undertaken are comprehensive and evolve commensurate with the risk profile of the Company;and (v) reviewing those risks that the Corporate Governance and Nominating Committee deems material to the Company’s shareholders. Management retains responsibility for all day-to-day activities of the Company, including administration of the Company’s formal Enterprise Risk Management program. The Corporate Governance and Nominating Committee updates the Board on risk management activities routinely throughout the year.

Specifically as it relates to cyber security, our Board receives regular updates from the Vice President of Information Technology on cyber risks and ongoing policies and plans to assess the effectiveness of our information technology and data security processes.

Committee	Primary Areas of Risk Oversight
Audit

Risks Related to Financial Reporting and Controls

Reviews work performed by the independent registered public accounting firm

Supervises our independent and confidential Ethics hotline reporting system which encourages and allows employees to raise concerns

Oversees matters related to internal audit functions

Reviews and approves related party transactions, if any

Compensation	Oversees human capital risks Risks related to compensation and benefits program for executive management Risks related to organizational development including recruitment, retention and engagement
Corporate Governance and Nominating

Risks related to overall corporate governance, including our governance policies and practices

Risks related to Board composition, Board structure and Board and executive officer succession planning

Enterprise Risk management including operational, financial and brand risk

Risks related to information technology and data security

Risks related to corporate social responsibility and environmental, social and governance matters including climate related risks

Middlesex Water Company     12     2021 Proxy Statement

COMPANY RESPONSE TO COVID-19

Supporting Our People, Our Customers and Our Communities –

Middlesex Water credits its dedicated employees, business continuity and crisis management planning to ensuring uninterrupted service delivery during one of the most serious public health crises of our time. As we continue to navigate the COVID-19 pandemic, we remain focused on the delivery of water and wastewater services essential to everyday quality of life. We thank our frontline employees – those essential workers responsible for the day to day operation of treatment plants, those who ensured water quality compliance and crews responsible for responding to water service emergencies

These were some of the priorities that guided our Company’s response to COVID-19:

•	Initiated our emergency response and business continuity plan early on to focus on our people, customers, operations, technology and finances and have adapted, as necessary, to address changing circumstances and remain resilient.
•	The Board of Directors convened virtual meeting updates with management regarding the Company’s COVID-19 pandemic response including impact on the company’s employees, operations and customers and reviewed measures that were implemented to protect employee and customer health and safety. Informal interim calls were held to discuss progress on critical construction projects, risk management and legislative and regulatory impacts on the business. The Board was deeply involved in reviewing the Company’s strategic COVID-19 response and, at the February 11, 2021 board meeting, issued a resolution in tribute to employees for their dedicated service during the pandemic.
•	Supported public health and the economic stability of our communities through the uninterrupted delivery of life sustaining services
•	To prevent the spread of COVID-19 in our workplace and in our communities, we transitioned to a remote work status for about 35% of our workforce who were able to do so and employed measures to ensure essential employees felt safe in their work environments.
•	Implemented extensive human resource actions including enhanced safety measures at all of our facilities to include new policies, process changes, signage, eliminating all business travel, providing masks and sanitizer, establishing strict social distancing guidelines, enhanced cleaning and sanitizing measures, requiring daily temperature checks reporting and digital COVID-19 questionnaire completion by all employees.
•	Although walk-in customer payments and in-home service visits were suspended to limit exposure, ongoing customer service and consistent communications were maintained to address customer needs and keep them informed.
•	To ensure public health and safety for all customers, we suspended water shutoffs for nonpayment and restored service to those whose service had been discontinued for non-payment.
•	Provided education about available relief measures to our customers facing financial difficulties.
•	Encouraging strong cybersecurity best practices became a critical aspect of business continuity. Information technology tools such as remote access applications, cloud services and virtual private networks helped the Company nimbly pivot to a remote work structure that is both supportable and sustainable.
•	Implemented increased monitoring, security testing and training to balance the business continuity need against the information technology security risks involved in a remote workforce.
•	Maintained consistent and regular engagement to remain connected with all stakeholders during this time of isolation and social distancing.
•	Required adherence of our construction partners to all government safety protocols before moving forward with critical Company infrastructure investment projects.
•	Collaborated regularly with regulatory, industry, and governmental representatives to coordinate efforts for appropriate COVID measures and programs.
•	Modified and upgraded construction project programs to maintain schedules for needed construction projects upgrading aging water infrastructure throughout the distribution system.
•	Responsibly supported the communities we serve with nearly $100,000 in donations from the Company and its employees to 20 local organizations to address short term needs related to the pandemic.
•	Formally committed to employees early on there would be no COVID-19 related layoffs and no reduction in employee benefits through the public health crisis.
•	Supported employees and their families during these unprecedented times with wellness information and an abundance of resources, flexible schedules for working parents with school age children, telehealth options, carry over vacation credits, and voluntarily extending benefits under the Families First Corona Virus Response Act until December 31, 2021.

Middlesex Water Company     13     2021 Proxy Statement

Director Independence

The Company’s Common Stock is listed on the Nasdaq Global Select Market. Nasdaq listing rules require that a majority of the Company’s directors be “Independent Directors” as defined by Nasdaq corporate governance standards. “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s Board of Directors, could interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. For purposes of this rule, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

As defined by Nasdaq corporate governance requirements, a member of the Board is not independent if the Director:

✔	Is, or at any time during the past three years, has been employed by the Company.
✔	Has accepted, or has a family member that has accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence.
✔	Is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an Executive Officer.
✔	Is, or has a family member who is, a partner in, or a controlling Shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more.
✔	Is, or has a family member who is, employed as an Executive Officer of any other entity where at any time during the past three years any of the officers of the Company serve on the compensation committee of such other entity.
✔	Is, or has a family member who is, a current partner of the Company’s independent auditor, or was a partner or employee of the Company’s independent auditor who worked on the Company’s audit at any time during any of the past three years.

With the exception of Mr. Doll, who is an Executive Officer of the Company, the Board has determined that each member of the Board is independent under the Nasdaq listing standards.

The Board based this determination primarily on a review of the responses of the Directors to a comprehensive annual questionnaire regarding employment and compensation history, affiliations, family and other relationships, together with an examination of those companies with whom the Company transacts business. The Directors certify individually as to their representations.

Board Size

The Board shall consist of not less than five nor more than twelve members in accordance with the By-laws.

Board Meetings and Annual Meeting Attendance by Board Members

The frequency and length of Board meetings, as well as agenda items, are determined by the Chairman and Committee Chairs with input from all other Directors. Meeting schedules are approved by the full Board.

The Board holds regularly scheduled meetings and meets on other occasions when required. We expect our Directors to attend each meeting of the Board and of the committees on which they serve. We expect our Directors to attend our Annual Meeting of shareholders. During 2020, the Board held eight meetings and the Board Committees held thirteen meetings. In 2020, no member of the Board attended fewer than 81.3% of the total number of meetings of the Board and Committees on which each served. All of the Directors serving at the time of the Annual Meeting held in May 2020 attended that meeting.

Executive Sessions

The Independent Directors periodically meet without management in executive session. The Lead Director is designated to preside at these executive sessions.

Communications with the Board

Any shareholder wishing to communicate with a Director may do so by contacting the Company’s Corporate Secretary at:

Middlesex Water Company

485C Route 1 South, Suite 400,

Iselin, New Jersey 08830

The Corporate Secretary will forward to the Director a written, email or phone communication. The Corporate Secretary has been authorized by the Board to screen frivolous or unlawful communications or commercial advertisements.

Shareholder Proposals

In order to be eligible for inclusion in our proxy materials for our 2021 Annual Meeting, any shareholder proposal must have been received by the Corporate Secretary of the Company, 485C Route 1 South, Suite 400, Iselin, New Jersey 08830 no later than December 9, 2020. No shareholder proposals were received by the Company for the 2021 Annual Meeting.

Advanced Notice of Business to be Conducted at the Annual Meeting

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the SEC. For business to be properly brought before an Annual Meeting by a shareholder, the business must be an appropriate matter to be voted by the shareholders at an Annual Meeting and the shareholder must have given proper and timely notice in writing to the Corporate Secretary of the Company at 485C Route 1 South, Suite 400, Iselin, New Jersey 08830-0452.

A shareholder’s notice to the Corporate Secretary must set forth as to each matter the shareholder proposes to bring before the Annual Meeting:

a) a brief description of the matter desired to be brought before the Annual Meeting and reasons for conducting such business at the Annual Meeting,

b) the name and address, as they appear in the Company’s records, of the shareholder proposing such business,

c) the class and number of shares of the Company which are beneficially owned by the shareholder and

d) any material interest of the shareholder in such business.

Middlesex Water Company     14     2021 Proxy Statement

Shareholder Engagement

We welcome the opportunity to engage with our shareholders to share our perspectives on and obtain their feedback on matters of mutual interest. We engage with the shareholders throughout the year to:

•	Provide visibility and transparency into our business, financial and operational performance.

•	Learn from our shareholders what issues are most important to them and to hear our views on those issues.

•	Share our perspective on Company and industry developments and regulatory impacts.

•	Discuss and seek feedback on our corporate governance policies and practices as well as emerging trends.

•	Share our Environmental, Social and Governance (ESG) strategy and progress.

•	Seek feedback on our communications and disclosures to investors.

How We Engage

We approach shareholder engagement as an integrated, year-round process involving the Chief Executive Officer, the Chief Financial Officer and our Investor Relations team. Throughout the year, we had dialogue with analysts, institutional investors, Proxy advisory firms, ESG Ratings Firms and others to inform and share our perspective and to solicit their feedback on our performance. This includes participation in virtual investor conferences, group and one-on-one meetings as well as our virtual annual shareholder meeting. We also share information in our Annual Report and Proxy Statement, press releases, SEC filings, quarterly shareholder letters, on our corporate and transfer agent website as well as in our Corporate Sustainability Report.

Key Themes Discussed in 2020

Risk Management: Managing operational risks including those related to emerging contaminants, cyber threats, climate change and human capital management is critical to business success.

Succession Planning: Recruitment and retention of qualified personnel to staff key leadership and technical positions is a top priority.

Environmental, Social and Governance: Enhanced disclosure on ESG related efforts that are improving the long term sustainability of the Company.

Committees of the Board

The Board maintains standing committees to assist with the performance of its responsibilities. The number, structure and function of Board Committees are reviewed periodically by the Corporate Governance and Nominating Committee. The Committees regularly report to the Board on their deliberations. The Committees also bring to the Board for consideration those matters and decisions which the Committees judge to be of significance and which require full Board approval. The table shown below provides information on board committee membership for the year 2021.

Board and Committee Self-Evaluation

The Board periodically evaluates its performance through a self-assessment questionnaire which is reviewed by the Corporate Governance & Nominating Committee. The Board conducts such evaluations as determined by the Corporate Governance & Nominating Committee.

Middlesex Water Company     15     2021 Proxy Statement

Audit Committee	Steven M. Klein, Audit Committee Chair
Audit Committee Members in 2020: Kim C. Hanemann Steven M. Klein Amy B. Mansue Ann L. Noble Independent Members: 4 Meetings Held in 2020: 3

Audit Committee Responsibilities

The Audit Committee is responsible for oversight of the audit of the Company’s financial statements and internal controls over financial reporting. It is also assigned the responsibilities of (i) oversight of the Company’s internal audit functions; (ii) review of related party transactions with the Company; (iii) determining whether to grant waivers if any, with respect to the Company’s Code of Conduct; and (iv) investigation of “whistleblower” complaints. In all its actions, the Committee shall comply with the requirements, rules and regulations of the Sarbanes-Oxley Act of 2002, Nasdaq Global Select Marketplace listing standards and all other applicable federal and state laws, rules and regulations.

In the course of performing its functions, the Audit Committee, as provided by the Audit Committee Charter:

•   Reviews with the independent registered public accounting firm the scope and results of the annual audit and quarterly reviews;

•   Receives and reviews the independent registered public accounting firm’s annual report;

•   Reviews the independence of the independent registered public accounting firm and services provided by them and their fees;

•   Recommends to the Board the inclusion of the audited financial statements in the Company’s Annual Report to the SEC on Form 10-K;

•   Is directly responsible for the annual appointment of an independent registered public accounting firm.

Independence

The Board has determined that under current Nasdaq listing standards, all members of the Audit Committee are independent directors. The Audit Committee reports to the Board on its activities.

Committee Charter

In February 2021, the Board of Directors re-approved the written Charter for the Audit Committee which is available in the Investors section of our website www.MiddlesexWater.com under Governance. Please refer to this Charter for a full listing of Audit Committee responsibilities

Compensation Committee	Amy B. Mansue, Compensation Committee Chair
Compensation Committee Members in 2020: James F. Cosgrove, Jr. Steven M. Klein Amy B. Mansue Jeffries Shein* Independent Members: 3 Meetings Held in 2020: 2 *Until his retirement in May 2020

Compensation Committee Responsibilities

The Compensation Committee has oversight of human capital risk and is focused on succession planning efforts at all levels of company management. The Committee is responsible for overseeing the development, implementation and effectiveness of the Company’s human capital management policies, programs, and initiatives and their alignment with the Company’s organizational needs. The Compensation Committee administers the compensation and benefits program for executive officers of the Company. In addition, the Committee administers the Compensation program relative to the Board in consultation with the Corporate Governance and Nominating Committee. In all its actions, the Committee shall comply with the requirements, rules and regulations of the Nasdaq listing standards and all other applicable federal and state laws and regulations.

Two meetings were held in 2020, and executive sessions were held with the full Board, absent Mr. Doll, regarding compensation matters.

The Compensation Committee:

•   Reviews and makes recommendations to the Board as to the base salaries, benefits and incentive compensation of the Executive Officers;

•   Meets with the Chief Executive Officer to evaluate his performance and the performance of the other Executive Officers. Executive Officer incentive compensation is awarded under the Restricted Stock Plan. (Please refer to page 25 for a description of how awards are granted under the Restricted Stock Plan.);

•   Approves the Compensation, Discussion and Analysis and Report of the Compensation Committee for inclusion in the Proxy Statement.

Independence

The Board has determined that under current Nasdaq listing standards, all members of the Compensation Committee are independent Directors. The Compensation Committee reports to the Board on its activities.

Committee Charter

In February 2021, the Board of Directors re-approved a written Charter for the Compensation Committee which is available in the Investors section of our website www.MiddlesexWater.com under Governance. Please refer to this Charter for a full listing of Compensation Committee responsibilities.

Compensation Committee Interlocks and Insider Participation

The members of the 2020 Compensation Committee were Steven M. Klein, Amy B. Mansue and Jeffries Shein until his retirement from the Board in May 2020. Mr. James F. Cosgrove, Jr. was added to the Compensation Committee in 2020. During 2020, no member of the Compensation Committee was at any time an officer or employee of the Company or its subsidiaries. No current member is related to any other member of the Compensation Committee, any other member of the Board or any executive officer of the Company.

Middlesex Water Company     16     2021 Proxy Statement

Corporate Governance and Nominating Committee	Walter G. Reinhard, Corporate Governance and Nominating Committee Chair

Corporate Governance and
Nominating Committee
Members in 2020:

James F. Cosgrove Jr.

Kim C. Hanemann

Walter G. Reinhard

Jeffries Shein*

Independent Members: 4

Meetings Held in 2020: 4

*Until his retirement in May 2020

Corporate Governance and Nominating Committee Responsibilities

The Corporate Governance and Nominating Committee shall provide assistance to the Board in fulfilling the responsibility for matters relating to the organization of the Board; shall identify, evaluate and propose new nominees to the Board; and make recommendation to the Board on all such matters and for other issues, including risk management oversight, relating to the Company’s corporate governance. In so doing, the Corporate Governance and Nominating Committee shall maintain free and open means of communication between the Directors and Executive Officers of the Company. In carrying out its responsibilities, the Corporate Governance and Nominating Committee strives to ensure to the Directors and shareholders that the corporate governance practices of the Company are in accordance with applicable laws and regulations and reflect the highest ethical standards.

Among its various responsibilities, the Corporate Governance and Nominating Committee:

•   Reviews and makes recommendations relating to the performance of the Board, committee structures, risk management and the composition of the Board;

•   Reviews and makes recommendations on matters related to Directors’ compensation;

•   Reviews and makes recommendations related to any management proposals to make significant organizational changes to the Company;

•   Seeks and identifies qualified candidates for Board membership and recommends to the Board candidates for nomination and election to the Board. In this capacity, the Committee focuses on the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors of diversity , equity and inclusion;

•   Establishes and manages the process by which recommendations for Board membership are received and evaluated from shareholders and other sources;

•   Reviews and makes recommendations to the Board with respect to succession planning.

•   Oversees the Company’s efforts to implement, measure and report on Environmental, Social and Governance (ESG) related initiatives.

Independence

The Board has determined that under current Nasdaq listing standards, all members of the Corporate Governance and Nominating Committee are independent Directors.

Committee Charter

A revised charter for the Corporate Governance and Nominating Committee was approved by the Board of Directors in June 2020, and is available in the Investors section of our website www.MiddlesexWater.com under Governance. Please refer to this Charter for a full listing of Corporate Governance and Nominating Committee responsibilities.

Process for Identifying and Evaluating Director Candidates

The Corporate Governance and Nominating Committee identifies Director nominees from a variety of sources which may include recommendations from management, Board members, shareholders and other sources.

The Committee recommends to the Board nominees that:

•   are independent of management;

•   satisfy SEC and Nasdaq requirements; and

•   possess qualities such as personal and professional integrity, sound business judgment, utility expertise, technical, financial or other relevant expertise.

The Committee also considers age and diversity. Diversity is broadly defined as a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics. The Committee has the authority to retain assistance from independent third parties in identifying and evaluating prospective candidates for nomination and election to the Board.

Middlesex Water Company     17     2021 Proxy Statement

Director Candidate Recommendations and Nominations by Shareholders

The Corporate Governance and Nominating Committee considers shareholders’ recommendations for nominees for election to the Board. Shareholder nominees are evaluated under the same standards as nominees ultimately recommended by the non-management members of the Board. Nominations must be accompanied by the written consent of any such person to serve if nominated and elected, and by biographical material, to permit evaluation of the individual recommended, including appropriate references.

Recommendations may be mailed to:

Middlesex Water Company

Office of the Corporate Secretary

485C Route 1 South

Suite 400

Iselin, New Jersey 08830-0452

In order to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to the 2021 Annual Meeting, nominations for Director must have been received by the Company by the close of business on December 16, 2020.

Pension Committee	James F. Cosgrove Jr., Pension Committee Chair
Pension Committee Members in 2020: James F. Cosgrove Jr. Steven M. Klein Ann L. Noble Walter G. Reinhard Independent Members: 4 Meetings Held in 2020: 4

Pension Committee Responsibilities

The Pension Committee is responsible for matters relating to the investment and governance objectives of the Company’s retirement plans.

The Pension Committee:

•   Reviews investment policies and determines recommended investment objectives for assets of the Company’s retiree benefit plans;

•   Reviews and makes recommendations to the Board with respect to changes in investment policies;

•   Reviews options offered in the Company’s 401(k) Plan and the performance and fees associated with the Plan.

Independence

The Board has determined that under current Nasdaq listing standards, all members of the Pension Committee are independent Directors. The Pension Committee reports to the Board on its activities.

Committee Charter

In February 2021, Board of Directors re-approved a written Charter for the Pension Committee which is available in the Investors section of our website www.MiddlesexWater.com under Governance. Please refer to this Charter for a full listing of Pension Committee responsibilities.

Ad Hoc Pricing Committee	James F. Cosgrove Jr., Ad Hoc Pricing Committee Chair

Ad Hoc Pricing Committee

Members in 2020:

James F. Cosgrove Jr.

Ann L. Noble

Jeffries Shein*

Walter G. Reinhard, ex officio

Independent Members: 3

Meetings Held in 2020: 0

*Until his retirement in May 2020

Ad Hoc Pricing Committee Responsibilities

The Ad Hoc Pricing Committee meets, as needed, to review financial matters including, but not limited to, the pricing and issuance of equity and long-term debt securities

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CORPORATE SUSTAINABILITY

Middlesex Water continues to make meaningful progress in matters of ESG as part of our current and long term plans for sustainability. We’re committed to the highest standards of ethical behavior, further growing diversity, equity and inclusiveness in our workforce and our Board, making prudent investments in aging infrastructure, maintaining public health, safety and economic stability in the communities we serve and serving as a trusted and reliable resource to our customers and communities.

Oversight Structure

Our Board maintains overall oversight of the Company’s business strategy while our Corporate Governance and Nominating Committee oversees matters related to ESG and overall sustainability as well as Enterprise Risk Management. Our mature Enterprise Risk Management program, in place since 2006, includes assessing and mitigating risks related to the safety of our workforce, environmental compliance, the security of our information technology systems, climate, financial, brand and reputation and a host of other potential threats to our business and facilities. The executive team holds routine discussions with the Corporate Governance and Nominating Committee on all matters of risk, including ESG risks and related initiatives and progress toward sustainability goals.

Our approach to corporate social responsibility includes capturing ESG metrics that connect to our business strategies, foster accountability and enhance operational performance. These generally relate to the following areas:

•	Protecting the health and safety of our employees and customers

•	Making investments in infrastructure resulting in enhanced service delivery, reliability and resiliency and, mitigate anticipated impacts of climate change
•	Upholding good governance practices

•	Supporting our people and our communities

Advancing Our ESG Efforts

Information about our corporate social responsibility program, including environmental, social and governance matters, is available in our Corporate Sustainability Report at www.MiddlesexWater.com.

Since releasing our inaugural Corporate Sustainability Report in March of 2020, we have:

✔	Partnered with an ESG Advisory firm to formalize our overall ESG strategy focused on long-term sustainability and value creation
✔	Formally added ESG oversight to the responsibilities of the Corporate Governance and Nominating Committee of the Board who receive regular updates on our sustainability strategy
✔	Developed a working group of internal subject matter experts to develop practices and procedures to better capture data for enhanced metric reporting resulting in greater insight into our business operations
✔	Increased engagement with external ESG ratings and ranking agencies resulting in more favorable scores
✔	Engaged in frequent discussions with institutional investors on governance practices and other ESG matters
✔	Enhanced disclosure on our website to support greater transparency on ESG related issues
✔	Increased alignment with Sustainability Accounting Standard Board (SASB) standards to ensure tighter focus on ESG risks and opportunities most relevant to the investing community

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Key Highlights

Environmental Stewardship

Middlesex Water is focused on investments in regulated infrastructure which contribute to overall service quality, reliability and resiliency. Our customers depend on a safe and reliable drinking water supply for public health, quality of life and economic stability and our team executed on numerous levels.

•	Invested $36 million to mitigate water loss due to main breaks and leaks by proactively replacing 70,600 linear feet of water main in the Boroughs of Metuchen, Carteret, Township of Edison and the City of South Amboy, all in New Jersey, between 2018 and 2020.
•	2020 marked the 25th consecutive year of our RENEW Program in New Jersey under which we have been lining or replacing water mains, service lines, valves and hydrants to enhance water quality, improve fire flows and minimize service disruptions.
•	Maintained compliance with state and federal drinking water regulations.
•	Invested $5 million in raw water pump station improvements feeding our largest water treatment plant to improve the resiliency of our power supply and mitigate the impact of events associated with climate related risks.
•	Began the $7.5 million renovation of our JRT Operations Center in New Jersey to support expanded material needs which will further mitigate the impact of our operations on the environment as well as house new Training and meeting facilities
•	Continued construction of our approximately $72.0 million water treatment plant upgrade conversion to ozone for primary disinfection treatment to ensure compliance with increasingly stringent regulations, address constituents of emerging concern and foster greater service reliability.
•	Completed leak survey for 300 miles of water main (approx. 40% of the Middlesex distribution system in New Jersey) using advanced acoustic leak detection allowing us to prioritize repairs to prevent water loss and increase water system reliability.
•	Completed construction of 4.5 mile critical 42” large transmission main necessary for backup supply and resiliency.
•	Achieved Honorable Recognition for Excellence and Innovation by U.S. EPA Aquarius Program for replacing an aged and unreliable community water system in DE with new infrastructure and connecting the system with our surrounding water districts.
•	Substantially completed design plans for groundwater treatment at our largest wellfield in New Jersey in anticipation of forthcoming stricter standards related to polyflouroalkyl and perfluoroalkyl compounds, more commonly known as PFAS.
•	Developed an operations plan to harden assets and identify and mitigate risks related to climate change.

Human Capital Management

Employee safety education, training and professional development are critical investments in human capital that help promote a sustainable, agile and engaged workforce and support the continuity of our business. Recruiting and retaining talent and developing technical expertise is important given the critical, life sustaining nature of our business. Our company core values foster an inclusive, equitable, diverse and supportive culture and an “open-door” approach where our entire workforce is able to speak with candor, raise concerns and implement new ideas in the best interest of the business. Our ability to consistently attract, retain and motivate talented and committed employees helps us to better position our company for the long term.

•	In 2020, our management team and our Board placed increased emphasis on succession planning, leadership development and policies and strategies regarding recruitment, retention, career development, diversity, equity and inclusion. Further formalized succession planning strategies have been developed for key leadership positions.
•	All employees receive training to identify and report operational, financial risks as well as risks to brand and reputation, which fosters a personal culture of accountability and reinforces our commitment to a safe and sustainable workplace.
•	All employees have been provided a STOP WORK authority card which empowers them to report and immediately stop work which, in their opinion, is unsafe or is not consistent with our safety policies and procedures (both company driven and contractor work). Employees can take this action without fear of reprisal.
•	We are a Participating Employer in the Apprenticeship USA Program, National Rural Water Association in both New Jersey and Delaware to train and license water and wastewater operators and grow a diverse talent pipeline.
•	All employees receive cybersecurity training and other education regarding the handling of sensitive Company and customer data.
•	Active and on-going workplace health and safety training programs and policies keep our rates of occupational injury and illness low.

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Supportive and Inclusive Corporate Culture

•	Formal policies and related training help ensure a work environment free from all forms of harassment and discrimination.
•	Middlesex named to the list of 2020 Top Workplaces based solely on employee feedback gathered through a third-party survey which measures 15 drivers of engaged cultures, including alignment, execution and connection.
•	Launched an enterprise-wide Diversity, Equity and Inclusion (DEI) survey designed to identify related gaps in our Company culture. Ten video town hall meetings, hosted by the CEO and VP of Human Resources, were held with employees as a follow-up to the survey to share open dialogue about the importance of diversity and inclusion and how opportunities are created within the Company.
•	Board and Executive management are comprised of 38% women. Management team includes 23% women.
•	Diversity Training is ongoing with specific focus on Equity and Inclusion Training and learning delivered to all employees in 2020.

Compensation and Employee Benefits

•	Our compensation and benefits program is independently evaluated by a nationally recognized consulting firm to gauge effectiveness and is benchmarked against industry peers and the overall market.
•	Increases and incentive compensation are based on merit, which is communicated to employees and well documented in the performance evaluation process.
•	Executives’ long-term equity compensation is aligned with our shareholders’ interests by linking realizable pay with total shareholder return.
•	Benefits include a variety of programs to enhance employee overall physical and mental health and well-being. Among them are: retirement savings plans, free flu shots, wellness newsletters and webinars, incentive programs for achieving fitness milestones, financial counseling, elder care assistance, substance abuse support and more.

Supporting Our Communities

•	Collaborated with local governments, stakeholder groups and other utilities in planning major infrastructure projects.
•	Maintained commitment to infrastructure investment providing jobs and enhancing the water delivery framework to support public health and economic development.
•	Developed a separate Supplier Code of Conduct to more clearly define vendor expectations.
•	Supported local food drives and hosted employee volunteer opportunities in 2020 including National Public Lands Clean-up in New Jersey and Adopt-A-Highway in Delaware.
•	Donated nearly $100,000 from employee and Company contributions to twenty different local community organizations in New Jersey and Delaware to support COVID-19 relief and help restock local food banks.
•	Honored by the Delaware State Chamber of Commerce with the Superstar in Business award which recognizes businesses that display the highest of ethical standards and incorporate innovative ways to sustain and grow their business while maintaining a qualified workforce.

Governance

Guidelines, polices and procedures guide our business processes. Our Board regularly reviews our governance policies and Board composition to assure we are aligned with the interests of our shareholders. At last year’s Annual Meeting of Shareholders we announced the appointment of Walter Reinhard as Lead independent Director. We also recently added Joshua Bershad, M.D. to the Board, whose skills and experience are listed on page 8 of this Proxy Statement. Key governance highlights are listed below:

•	Expanded our existing Insider Trading Policy applicable to Directors, Officers and all employees. Distinct Director business conduct guidelines have also been established.
•	Increased disclosure related to Board Responsibilities for issues related to human capital, information security and climate change.
•	All employees, including Executive Officers, are required to annually review, attest to and comply with the Company’s Code of Conduct.
•	Our Code of Conduct was significantly revised and expanded in early 2021 to include additional disclosures.
•	Legal Department honored by New Jersey Law Journal with Professional Excellence Award.
•	Introduced more stringent capital program project management and enterprise procurement policies and training for improved consistency.

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Our Approach to Executive Compensation

What We Do

☑	Executive Compensation Philosophy

We balance our need to appropriately serve our customers against our need to deliver long-term shareholder value.

☑	Targeted Compensation

We benchmark total compensation to the 50th percentile of our comparator group.

☑	Align Pay with Our Performance

Budgeted Income Before Income Taxes is the financial metric on which incentive compensation is based for Named Executive Officers (NEOs). Such annual target amount is approved by the Board. Incentive compensation awards to NEOs, other than the CEO, are based 60% on achieving the financial metric and 40% on achievement of operational, service, growth and other non-financial metrics. The CEO’s incentive awards are based 80% on achieving the financial metric and 20% on operational, service, growth and other non-financial metrics.

☑	Focus on Long-Term Goals

We believe our incentive compensation program should be simple, transparent and easily understood by shareholders, analysts, regulators and other interested parties. Our incentive compensation program is administered in the form of a long-term benefit through restricted shares of Common Stock with a five-year cliff-vesting schedule. A modest short-term benefit is provided through the dividends on the awarded restricted Common Stock for the five-year period during which the shares are unvested.

☑	Require Stock Ownership

The Chief Executive Officer is required to beneficially hold shares of Common Stock equal in value to at least 3.0 times base salary. The Chief Financial Officer is required to beneficially hold 1.5 times base salary. All other NEOs are required to beneficially hold 1.0 times base salary and all NEOs are to hold the required shares by their fifth anniversary of their designation as NEOs. Directors are required to hold 3.0 times their annual retainer by the fifth anniversary of their Board membership.

☑	Regularly Review our Comparator Group

We regularly review our designated comparator group to ensure our compensation program is properly aligned with the peers whose relative size, operations, regulatory requirements and other relevant characteristics are reasonably comparable to ours.

What We Do Not Do

⍉	No Risky or Complicated Programs

We do not engage in compensation programs that create undue risk or are difficult to assess how effectively incentive targets were achieved.

⍉	No Hedges of, or Liens on, our Common Stock

We prohibit the pledging of, or hypothecating, or otherwise placing a lien on, any Common Stock or other equity interest of the Company.

⍉	No Employment Contracts

All employees of the Company, including NEOs, are “at will employees.” All NEOs of the Company do however, have Change of Control Agreements deemed to incent management to actively represent the interest of shareholders in contemplation of a change in control.

⍉	No Definitive Retention of Restricted Stock Award – Subject to Clawback

Under our “clawback” policy, we do not allow any recipient of previously-awarded restricted Common Stock to retain the amount of such awards, which were based on achievement of financial metrics, that would have been invalidated by a restatement of financial statements.

⍉	No Repricing or Cash Buyouts of Restricted Stock Awards

We do not reprice or buy out unvested restricted Common Stock awards.

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EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and approved the Compensation Discussion and Analysis and has recommended to the Board that it be included in this Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS

Note: As the COVID-19 pandemic’s impact on our business evolves, the Compensation Committee and the Board continues to evaluate our executive compensation program to ensure it fulfills the key objectives of our executive compensation philosophy and that it serves the best interests of our Company and our shareholders.

Introduction

The following Compensation Discussion and Analysis (“CD&A”) provides a detailed description of our executive compensation objectives, philosophy, practices and programs, as well as how the Compensation Committee determines executive compensation under those programs to motivate and retain its management team and to ensure alignment with stockholder value creation. Our CD&A addresses the compensation of our Named Executive Officers (NEOs) that has been paid in, or earned, for 2020. Those NEOs include: 1) Dennis W. Doll, President and Chief Executive Officer, 2) A. Bruce O’Connor, Senior Vice President, Treasurer and Chief Financial Officer, 3) Bernadette M. Sohler, Vice President - Corporate Affairs, 4) Lorrie B. Ginegaw, Vice President - Human Resources, and 5) Jay L. Kooper, Vice President, General Counsel & Secretary.

Executive Summary

Middlesex Water Company owns and operates regulated water and wastewater utility systems in New Jersey and Delaware. The Company also operates water and wastewater utility systems under contract on behalf of municipal and private clients. Despite the challenges of 2020, it was a very successful year for the Company during which it moved forward with numerous investments in its regulated utility infrastructure, delivered revenue and earnings growth, earned numerous awards and further advanced its sustainability strategy. All of this was accomplished while prioritizing the safety and security of its employees and customers and supporting our local communities against a backdrop of unprecedented challenges related to the COVID-19 pandemic.

The overarching objective of our executive compensation program is to align the interests of our shareholders and customers with those of our executive leadership. The key components of the Company’s compensation program are designed and modified, as appropriate, to ensure we attract and retain qualified executive talent and appropriately reward financial and operational performance. We continually strive to maintain a compensation program that provides an adequate balance between shorter- and longer-term operational and financial objectives and related results.

Our 2020 compensation program was benchmarked as to base salaries, incentive compensation and total compensation.

The Company remains committed to a disciplined and balanced approach to meeting the short- and long-term needs of shareholders, customers and employees. This compensation philosophy is consistent with the Company’s risk management philosophy. The Company’s formal Enterprise Risk Management program seeks to eliminate, mitigate or transfer risk while simultaneously maximizing opportunity for shareholders and maintaining appropriate quality service for the Company’s customers. The Corporate Governance and Nominating Committee has formal responsibility for oversight of the Enterprise Risk Management Program. The Company’s compensation program seeks to achieve an appropriate balance among all these objectives and therefore, does not encourage or reward inappropriate risk-taking.

Compensation Program Oversight

The Compensation Committee is responsible for making recommendations to the full Board with respect to the compensation of the NEOs. As part of these duties, the Committee:

•	Administers the Company’s equity-based incentive compensation plan
•	Conducts an annual formal performance review of the Chief Executive Officer and,

•	In Consultation with the Chief Executive Officer, reviews the performance of the other NEOs and the other Officers of the Company. The Board has the ultimate authority to determine the compensation of all NEOs, in addition to those Officers who are not NEOs for purposes of Proxy reporting.

The Compensation Committee is governed by a formal charter that describes the Committee’s scope of authority and responsibility. The Compensation Committee consists of Directors, who are all “independent,” as set forth in the listing requirements for the Nasdaq Stock Market where Middlesex Water is listed as a Nasdaq Global Select Company. The Corporate Governance and Nominating Committee evaluates the independence of Committee members at least annually, using standards no less restrictive than those contained in the Nasdaq Global Select listing requirements. This evaluation, and the determination that each member of the Committee is independent, was made most recently in February 2021.

Role of Executives in Compensation Committee Activities

The executive officers who serve as a resource to the Compensation Committee are the Chief Executive Officer and the Vice President, Human Resources. These executives provide the Compensation Committee with data regarding market-based compensation philosophy, processes and practices related to human capital management including developing, attracting and retaining personnel, succession planning, company culture and employment practices. This communication assists the Committee in the design and implementation of the Company’s compensation programs. In addition to providing factual information, such as Company-wide performance on relevant measures, these executives articulate management’s views and results on current compensation programs and processes, recommend relevant performance measures to be used for future evaluations and otherwise supply information to assist the Compensation Committee. Additional resources used by the Compensation Committee in their deliberations are provided by independent outside sources, as well as by individual Committee or other Board members.

The Chief Executive Officer also provides individual performance assessments for the other NEOs, and expresses to the Compensation Committee recom-

Middlesex Water Company     23     2021 Proxy Statement

mendations for changes in compensation for all Officers of the Company, other than himself, based on individual performance. The Compensation Committee periodically communicates directly with independent third-party consultants, providing such consultants with Company-specific and market- based information. Certain portions of such information may be provided by the Vice President - Human Resources or the Chief Executive Officer, in assisting in the evaluation of the estimated effect on the Company’s results of operations regarding any proposed changes to the various elements of compensation.

An executive compensation study was last completed by Steven Hall & Partners, an independent firm specializing in executive compensation, in February 2020. Executives participate in Committee activities solely in an informational and advisory capacity, and have no vote in the Committee’s decision-making process. The Chief Executive Officer and Vice President - Human Resources do not attend those portions of Compensation Committee meetings during which their performance is evaluated or their compensation is determined. No executive officer other than the Chief Executive Officer attends those portions of Compensation Committee meetings during which the performance of the other NEOs is evaluated or their compensation is determined. In addition, the Compensation Committee meets in executive session as it considers appropriate.

Use of Consultants

The Compensation Committee periodically engages qualified independent compensation consultants to assist in the compensation process for NEOs. The consultants are retained by, and report directly to, the Compensation Committee. The Chair of the Compensation Committee serves as the designated primary contact with outside compensation consultants. The Compensation Committee places no restrictions on consultants within the scope of contracted services and such consultants are not engaged by management for any purpose. The consultants provide expertise and information about competitive trends in the employment marketplace, including established and emerging compensation practices at other companies both inside and outside the Company’s comparator group. The consultants also provide Proxy Statement and survey data, and assist in assembling relevant comparator groups. In addition, the consultants also assist in establishing benchmarks for base salary and incentives from the comparator group Proxy Statements and survey data.

Compensation Program Objectives and Philosophy

Objectives

• Attract, retain and appropriately motivate employees

• Compensate executives for long-term improvement in overall shareholder value

• Provide differentiated executive pay based on experience, assigned responsibilities and performance

• Support the attainment of short and long-term financial and strategic objectives

The methods used to achieve the compensation program objectives for NEOs are influenced by the compensation and employment practices of a comparator group, as adopted in consultation with the Company’s independent executive compensation consultant. Other considerations include each NEO’s individual performance in achieving both financial and non-financial corporate objectives.

Our program is designed to compensate the NEOs based on their level of assigned responsibilities, individual experience and performance levels and their knowledge and management of the Company’s operations. The creation of long-term value is highly dependent on the development and effective execution by our NEOs of our business strategy.

Factors that influence the design of our executive compensation program include, among other things, various items listed as follows:

•	We operate primarily in a highly regulated utility industry with regard to public health and safety, the environment, service levels to our customers and the rates for utility services charged to our customers. We value industry-specific experience that promotes safe, proper and reliable life-sustaining utility services for our customers;

•	We value our executives’ ability to appropriately balance the short- and long-term needs of our customers, our employees and our shareholders. We seek to not only provide safe, proper and reliable utility services on a current basis for our customers, but we also plan and execute strategies that promote the sustainability of critical utility services into the future. Promotion of the sustainability of services also includes routine Compensation Committee discussions regarding the status of succession planning initiatives at both the executive and management levels. In addition, we simultaneously seek to provide financial returns for our shareholders that appropriately reflect the risks and opportunities that are inherent in meeting the short- and long-term needs of our customers, and that are inherent in the provision of our utility services. We work to appropriately recognize further contributions to shareholder value achieved through contract operations and other complementary business opportunities which are not traditional regulated public utilities and therefore, not regulated by a state public utility commission as to customers’ rates and service;

•	We value our executives’ ability to attract, retain and continually develop a workforce that ensures critical technical and management skills are maintained in sufficient quantity and quality.

Our compensation program for NEOs includes three components: (1) base salary, (2) an equity-based long-term incentive plan in the form of restricted common stock and (3) perquisites at levels that are competitive in the marketplace and appropriate for the roles of the NEOs. The incentive-based component of our compensation program is designed to be clear, transparent and understandable to investors and recipients. This is intended to simplify analysis by our shareholders of the relationship of pay to performance as well as to emphasize the critical importance of a long-term focus in the water and wastewater utility industry on financial and operational performance.

Components of Our Compensation Program

The Compensation Committee analyzes the level and relative mix of the elements of executive compensation by component (e.g., base salary, incentives,) and in the aggregate as related to total compensation. The Compensation Committee has generally established the 50th percentile of peer comparators and survey data as the target for total compensation. The Compensation Committee generally seeks to undertake a comprehensive review of the executive compensation program approximately every two years. Based on this analysis, the Compensation Committee reviews, challenges and recommends each NEO’s compensation, subject to approval by the full Board.

Middlesex Water Company     24     2021 Proxy Statement

When evaluating the components comprising total compensation, the Compensation Committee considers general market practices and the alignment of incentive awards with strategic objectives and Company operational and financial performance. The Compensation Committee seeks to create appropriate incentives to promote service quality and shareholder value without encouraging behaviors that result in inappropriate risk taking.

Base Salary: Base salary is designed to provide a reasonable level of predictable compensation commensurate with market standards of the position held. NEOs are eligible for periodic adjustments to their base salary based on these factors. The Compensation Committee reviews and recommends to the Board any base salary changes for NEOs, including the Chief Executive Officer. Adjustments are made for each NEO’s specific experience, responsibilities and performance, estimated value in the marketplace and the Committee’s judgment of each NEO’s contribution to the success of the Company.

Incentives: The Company does not have a formal plan or program that provides for cash or other form of short-term incentive compensation for NEOs other than dividends on restricted stock awards that are not yet vested. The Company has a long-term incentive plan in the form of restricted Company common stock (the Restricted Stock Plan). Awards under this plan are considered on an annual basis and are based on the achievement of certain financial and operational goals. The ultimate value of the compensation recognized from restricted shares issued is determined as of the date vesting occurs. Generally, the Restricted Stock Plan provides for five-year cliff-vesting from date of award for all shares granted in any individual year. The value of shares awarded in any given year can either increase or decrease between the date of issuance and the five-year vesting term. The Restricted Stock Plan provides for accelerated vesting in the case of a retirement. Shares fully vest for retirements occurring on or after age 65 or in the case of a Change In Control. There is no provision in the Restricted Stock Plan that specifically addresses re-pricing or cash buyouts relative to unvested restricted stock awards however, such practices are prohibited as a matter of policy and have never been employed.

There is no minimum holding/retention period for restricted shares that become fully vested. The Company does however have minimum stock ownership and holding requirements. See Stock Ownership and Holding Requirements on page 28.

The Restricted Stock Plan is designed to compensate the NEOs for executing specific financial and non-financial elements of the Company’s business plan. The target award is comprised of a single corporate financial goal, in addition to one or more individual non-financial performance goals. The corporate financial goal, for which incentive compensation was earned for 2020, was budgeted Income Before Income Taxes. Separate from this metric, a qualitative assessment of financial performance relative to the company’s peer group is made through an evaluation of the performance graph, as presented as part of the Form 10-K.

The corporate financial goal comprised 60% of the target award for NEOs other than the President and Chief Executive Officer, whose corporate financial goal comprised 80% of his target award. The remaining portion of the target award for all NEOs is based upon the level of achievement of the individual non-financial performance goals. The non-financial individual performance goals are intended to further incent the NEOs to implement operational, technical, management and other initiatives that benefit the Company’s customers and shareholders, and which require effort and achievement above and beyond what would normally be required as part of the NEO’s base job responsibilities.

The Compensation Committee evaluates the reasonableness of attaining designated incentive goals relative to the importance of such goals to the overall mission and strategies of the Company and the required effort to achieve such goals. The Committee recognizes that some level of calculated risk is required to achieve business objectives that ultimately benefit shareholders and customers however; the Committee discourages taking risk that, in the judgment of the Board, is inappropriate relative to the expectations of our shareholders and regulators. Delivered performance during the applicable measurement period may exceed or fall short of the targets, resulting in the NEO receiving an incentive award that is above or below the initial targeted level. Annual incentive awards granted in prior years are not taken into account by the Compensation Committee in the process of setting performance targets or in evaluating achievements for the current year.

Incentive-based awards are subject to the Company’s “clawback” policy. Such policy requires that incentive-based awards are subject to return to the Company, in whole or in part, if a financial statement restatement occurs within the three calendar years subsequent to an award, where such restatement effectively negates the previous achievement of financial targets that precipitated such prior award. Awards made to any and all NEOs are subject to the provisions of the clawback policy.

Our policy prohibits any Director, NEO or other Officer from buying or selling Company Common Stock without obtaining prior approval from our Corporate Secretary and General Counsel. This policy is designed to help assure that the Directors and NEOs will not trade in our securities at a time when they are in possession of inside information. In addition, our formal Insider Trading policy prohibits our Directors and NEOs from hedging the economic risk of stock ownership.

In evaluating actual performance relative to the established corporate financial goal, the Compensation Committee may, at its discretion, exclude individual items that are either additive or deductive which are considered non-recurring in nature. Such items are generally presumed to be infrequent. In addition, the Compensation Committee may increase or decrease a Restricted Stock award based upon additional consideration of a NEO’s performance or achievements.

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Our Business and Strategy

The global pandemic and its impact on public health and our economy has made our mission to provide safe drinking water all the more critical. The service we deliver is in itself life-sustaining. This service helps ensure public health and safety, provides fire protection, serves as a foundation for economic development and maintains and enhances the overall quality of life of our customers.

Our crisis management and business continuity planning has been essential to our ability to deliver uninterrupted utility service. Operational readiness and the dedication of our teams are enabling us to maintain high levels of service, continue investment in regulated utility infrastructure and position ourselves for greater strength and resiliency once this crisis passes. While the events of the past year have forced us to be more versatile, our core operations, commitment to delivering quality service and our strategy have lent focus and stability. Our Company’s strategy is built for the long term. Investments we are making today under our Water for Tomorrow infrastructure investment campaign are designed to benefit current and future generations of water users. Diverse talent we are recruiting today and nurturing through training and professional development become the leaders of tomorrow. We drive accountability across our enterprise through a set of core values that drive daily decision-making. These core values of Respect, Integrity, Growth, Honesty and Teamwork serve as the standards by which our people operate and help ensure an inclusive workplace. We expect our teams to be accountable for upholding these values each and every day as we work to fulfill our mission.

The basic tenets of our strategy for profitability and growth include:

»	Investment in projects, products and services that complement our core water and wastewater competencies

»	Timely and adequate recovery of infrastructure investments and other costs necessary to maintain and continually improve service quality

»	Prudent acquisitions of investor and municipally-owned water and wastewater utilities

»	Execution of municipal and industrial water and wastewater systems contracts

Our 2020 Company Performance

We continued to strengthen our reputation as a trusted service provider to our customers and as a valued employer, while we worked to further enhance value to our shareholders. The results below demonstrate some key accomplishments in 2020:

✔	In response to the COVID-19 pandemic, we deployed our emergency management and business continuity plans which focused on maintaining the health and safety of our employees and customers while ensuring utility services essential for public health protection.
✔	Awarded a 10-year contract from the Borough of Highland Park, NJ to operate and maintain the Borough’s water and wastewater systems.
✔	Continued significant infrastructure investments under our ongoing Water for Tomorrow Capital Program.
✔	Maintained ongoing construction during the pandemic of a $72 million upgrade to our largest treatment plant in New Jersey to include new ozone treatment, new electric generation systems and other improvements while adhering to state safety guidelines.
✔	Continued focus on the long term strength of our management team through succession planning and leadership development training.
✔	Earned numerous awards including honors as a Top Workplace in New Jersey and a Superstar in Business in Delaware based on employee surveys conducted via third party.
✔	Issued our inaugural Corporate Sustainability Report highlighting our environmental, social and governance efforts.
✔	Completed construction of the 4.5 mile Western Transmission Main that was placed into service in April 2020.
✔	Announced a 6.3% increase in the common stock dividend, marking the 48th consecutive year of dividend increases.

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2020 Executive Compensation Analysis and Conclusions

In connection with the market-based analysis of compensation conducted by our independent consultant in the Company’s most recent executive compensation study, the Company established a long-term incentive target as a percentage of base salary. The respective financial and non-financial long-term award target percentages comprising the total award target percentage for each NEO for 2020 were as follows:

Name	Base Salary at Grant Date	Target Restricted Stock Award	Financial Target Component	Non-Financial Target Component
Dennis W. Doll	$636,540	58%	80%	20%
A. Bruce O’Connor	$396,204	33%	60%	40%
Bernadette M. Sohler	$229,001	22%	60%	40%
Lorrie B. Ginegaw	$229,001	22%	60%	40%
Jay L. Kooper	$296,930	20%	60%	40%

The values of the respective financial and non-financial long-term award targets for each NEO for 2020 performance were as follows:

Name	Target Restricted Stock Award ($)	Financial Target Component ($)	Non-Financial Target Component ($)
Dennis W. Doll	369,193	295,355	73,839
A. Bruce O’Connor	130,747	78,448	52,299
Bernadette M. Sohler	50,380	30,228	20,152
Lorrie B. Ginegaw	50,380	30,228	20,152
Jay L. Kooper	59,386	35,632	23,754

In order for any NEO to be eligible for any amount of long-term incentive award, the Committee, and ultimately the full Board, considers a variety of qualitative factors in their overall assessment of the individual and collective performance of the NEOs. Such factors align with the company’s core values. Elements of such values include, but are not limited to:

•	Legal and regulatory compliance
•	Compliance with the Company’s Code of Conduct
•	Strong customer focus
•	Teamwork
•	Social responsibility
•	Continuous improvement

In its further assessment of the extent to which long-term incentive awards would be made relative to performance, the Committee evaluated the performance of each respective NEO, based upon the financial and operational metrics below.

The financial target award metric of Budgeted Income Before Taxes, on which the financial target awards were based, was $27.1 million. This target was established to appropriately incentivize the NEOs and was based on known, anticipated and projected operational and financial opportunities and challenges in 2020.

The non-financial target award metrics established for each NEO were as follows:

Name	Non-Financial Performance Metrics
Dennis W. Doll	• Growth • Execute Debt & Equity Financing Plans • Succession Planning/Organizational Development
A. Bruce O’Connor	• Execute Debt & Equity Financing Plans • Growth • Base Rate Cases & Other Regulatory Proceedings
Bernadette M. Sohler	• Expand upon ongoing Corporate Sustainability/ESG initiatives and Related Reporting
Lorrie B. Ginegaw	• Succession Planning/Organizational Development • Employee Related Technology Initatives
Jay L. Kooper	• Risk Management • Various Additional in Legal & Regulatory Proceedings

The Company does not have established threshold and maximum award percentages defined relative to each financial and non-financial performance goal. There is no implicit expectation that partial awards would be made relative to the Company financial target, or the non-financial targets, if the target is not fully achieved. The non-financial award targets are partially qualitative in nature. An element of judgment is applied by the Compensation Committee in assessing the extent to which any individual non-financial target was, or was not achieved. Awards are therefore recommended in the sole judgment and discretion of the Compensation Committee, with the ultimate approval of the full Board.

In the Compensation Committee’s evaluation of the extent to which the financial goal was achieved, it was concluded that there were no non-recurring items that should be considered in the evaluation. The Committee further concluded the Company financial incentive target of Budgeted Income Before Income Taxes had been substantially met in 2020. The Committee considered the significant favorable impact in 2020 on Income Tax Expense, Net Income and Earnings Per Share of the Company’s implementation of the Internal Revenue Service Tangible Property Regulations. Such outcome on Income Tax Expense, Net Income and Earnings Per Share was directly attributable to the Company’s negotiation with its economic regulators in the most recent base rate proceeding in New Jersey. In addition, the Committee assessed the extent to which the non-financial incentive goals were met for each NEO. Consequently, the

Middlesex Water Company     27     2021 Proxy Statement

Committee, and subsequently the full Board, approved the following restricted stock awards:

Name	Company Financial Goal ($)	Non-Financial Operational Goal #1 Award ($)	Non-Financial Operational Goal #2 Award ($)	Total Long- Term Incentive Award ($)
Dennis W. Doll	295,355	68,431	36,214	400,000
A. Bruce O’Connor	78,448	52,315	39,237	170,000
Bernadette M. Sohler	30,228	14,886	14,886	60,000
Lorrie B. Ginegaw	30,228	23,297	11,475	65,000
Jay L. Kooper	35,632	12,184	12,184	50,000

Broad-based Benefits. NEOs are provided with certain health and welfare benefits available to all qualifying employees of the Company, as well as selected fringe benefits and perquisites, not generally available to all employees of the Company.

The following summarizes the broad-based benefits, available to all qualifying employees, in which the NEOs participate:

•	Defined benefit pension plan (see page 30 for description of limitations to participation in this Plan),
•	Defined contribution 401(k) retirement plan,
•	Health insurance coverage (all employees share in the cost of such coverage),
•	Disability insurance coverage,
•	Group term life insurance coverage (premiums associated with coverage above $50,000 are reported as taxable income to all eligible employees per Internal Revenue Service regulations).

Executive Benefits and Perquisites. The NEOs received the following fringe benefits and perquisites:

•	Use of a Company-owned vehicle. The cost of operation and maintenance of such vehicle is borne by the Company. The value of any personal use of such vehicle is reported as taxable income to the executive,
•	Use of a Company-owned cellular telephone, generally for business purposes,
•	Group term life insurance coverage of 1.5x base salary (amount in excess of coverage generally available to all employees, for which premiums are reported as taxable income to the executive and for which total policy coverage is capped at $1,500,000),
•	Participation in a Supplemental Executive Retirement Plan (see below for description of limitations to participation in this Plan).

The Compensation Committee formally reviews all components of executive compensation on an annual basis, as well as on an interim basis, as deemed necessary.

Supplemental Executive Retirement Plan. Certain of the Company’s NEOs are eligible to participate in a non-qualified Supplemental Executive Retirement Plan (SERP) at the discretion of the Board. A participant, who retires on their normal retirement date, as defined in the SERP, is entitled to an annual retirement benefit of up to 75% of eligible compensation, as defined in the SERP, reduced by the anticipated primary social security benefit, and further reduced by any benefit payable from the Company’s qualified defined benefit pension plan. Further reductions are made for certain retirement benefits from prior employment, where such benefits have accrued. The maximum annual retirement benefit to which two of the five NEOs may be entitled is 50% of eligible compensation. termination under the circumstances described in the SERP.

Offsetting amounts related to Social Security and other benefit plans are calculated similarly for all NEOs. Generally, a participant is vested in the SERP at ten (10) years of service in the case of retirement, and in the event of a Change in Control, as described further herein. A participant’s right to receive benefits under the SERP generally commences: 1) upon retirement, 2) to their beneficiary at death or, 3) in connection with a Change in Control upon termination under the circumstances described in the SERP.

Benefits are generally payable upon achieving Normal Retirement, as defined in the SERP, to the participant or the participant’s beneficiary. A reduced benefit may be received upon Early Retirement, as defined in the SERP, after age 62 and before age 65. The default method of benefit payment is a 15-year certain payout, payable in monthly installments. Subject to approval by the Compensation Committee, the benefit may be paid in the form of a single life annuity, joint and 50% survivor’s annuity, joint and 100% survivor’s annuity, single life annuity with a ten (10) year certain period or single life annuity with a fifteen (15) year certain period. Amounts paid in any manner other than 15-year certain option are adjusted on an actuarial equivalent basis.

The Company is not obligated to set aside or earmark any monies or other assets specifically for the purpose of funding the SERP except that upon a Change in Control, the Company would be obligated to make contributions to a trust anticipated to be sufficient to meet the obligations under the SERP. Absent a Change in Control, benefit payments are in the form of an unfunded general obligation of the Company.

Exceptions to Usual Procedures. The Compensation Committee may recommend to the full Board that they approve the payment of special cash compensation to one or more NEOs, in addition to payments approved during the annual compensation-setting cycle. The Committee may make such a recommendation if it believes it is appropriate to reward one or more NEOs in recognition of contributions to a particular project or initiative, or in response to customer, competitive or other factors that were not addressed during the recurring annual compensation-setting cycle or, that may have changed since the annual compensation-setting cycle.

Stock Ownership and Holding Requirements

The Company has formal stock ownership and holding requirements for NEOs, to be achieved within five years of being designated a NEO. A formal beneficial Common Stock ownership and holding requirement of 3.0 times base salary has been established for the CEO. A beneficial stock ownership and holding requirement of 1.5 times base salary is in effect for the Chief Financial Officer. A beneficial stock ownership and holding requirement of 1.0 times base salary has been established for all other NEOs. Some or all of the shares that are under beneficial ownership of each NEO may be in the form of unvested restricted stock, to which the executive does not acquire unrestricted title until such restricted stock awards fully vest.

Employment Agreements. The Company does not have employment agreements with any of the NEOs other than in conjunction with a Change in Control, as detailed elsewhere in this Proxy Statement. All NEOs are “at will” employees.

Compensation Committee

Amy B. Mansue, Chair

James F. Cosgrove, Jr.

Steven M. Klein

Middlesex Water Company     28     2021 Proxy Statement

SUMMARY COMPENSATION TABLE

The following table details compensation earned or accrued by our NEOs for the three years ended December 31, 2020, 2019 and 2018, respectively.

Name and Principal Position	Year	Salary ($)	(1) Stock Awards ($)	(2) Change in Pension Value and Non-Qualified Deferred Comp. Earnings ($)	(3) All other Compensation ($)	Total ($)
Dennis W. Doll Chairman, President and Chief Executive Officer	2020	631,549	400,000	679,154	70,791	1,781,494
	2019	615,199	334,647	755,609	76,455	1,781,910
	2018	587,761	513,000	234,144	78,101	1,413,006
A. Bruce O’Connor Sr. Vice President-Treasurer and Chief Financial Officer	2020	393,097	170,000	474,207	36,406	1,073,710
	2019	380,842	169,817	848,028	38,937	1,437,624
	2018	319,602	159,453	155,438	37,938	672,431
Bernadette M. Sohler Vice President Corporate Affairs	2020	227,705	60,000	390,598	25,086	703,389
	2019	223,588	56,793	350,826	23,414	654,621
	2018	216,662	47,488	57,696	24,201	346,047
Lorrie B. Ginegaw Vice President Human Resources	2020	227,205	65,000	230,203	19,017	541,428
	2019	220,588	56,685	181,992	18,943	478,208
	2018	208,261	47,488	16,180	16,769	288,698
Jay L. Kooper Vice President, General Counsel & Secretary	2020	294,602	60,000	—	34,926	389,528
	2019	284,369	50,000	—	33,483	367,852
	2018	266,391	19,988	—	30,085	316,464

(1)	Reflects the value of Restricted Stock Plan awards in the applicable year. These awards generally do not vest to the participants until the expiration of five years from the date of such award. During such five year period, the participants have contingent ownership of such shares, including the right to vote the same and to receive dividends thereon.
(2)	Represents the aggregate change in the actuarial present value of the accumulated benefits under all of our defined benefit pension plans for the named executive officers. The increases are primarily due to changes in the levels of qualifying compensation and an additional year of credited service. Neither an increase in or decrease in the pension value resulting from changes in the discount rate results in any increase or decrease in benefits payable to participants under the plans, other than additional credit service years for the passage of time. Mr. Kooper does not particpate in the Company’s Defined Benefit (DB) Plan since his hire date was after the DB Plan was closed to new entrants. Alternatively, Mr. Kooper is the only NEO who does participate in the Company’s Discretionary Profit Sharing (DPS) Plan administered through the Company’s 401k Plan. See Schedule A - All Other Compensation. The Company does not have any nonqualified deferred compensation plans or related earnings.
(3)	The detail “All Other Compensation” recognized for the benefit of the NEOs is set forth in Schedule A as supplemental information to the Summary Compensation Table.

SCHEDULE A - SUMMARY - ALL OTHER COMPENSATION

The following table details all other compensation earned or accrued for the three years ended December 31, 2020, 2019 and 2018, respectively.

		Dividends on Restricted Stock	Personal Automobile Use	(4) Group Term Life Insurance Premiums	(4) (5) 401(K) - Employer Match	Spouse Travel	Total - All Other Compensation
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Dennis W. Doll	2020	46,963	2,724	11,089	9,974	41	70,791
Chairman, President and	2019	49,452	4,369	11,911	9,799	924	76,455
Chief Executive Officer	2018	49,558	4,584	13,570	9,600	789	78,101
A. Bruce O’Connor	2020	15,975	2,109	8,348	9,974	—	36,406
Sr. Vice President-Treasurer	2019	16,055	3,817	8,333	9,730	1,002	38,937
and Chief Financial Officer	2018	16,457	4,040	7,198	9,624	619	37,938
Bernadette M. Sohler	2020	6,719	6,519	5,003	6,845	—	25,086
Vice President	2019	7,106	6,519	3,157	5,924	708	23,414
Corporate Affairs	2018	7,556	5,793	3,057	6,624	1,171	24,201
Lorrie B. Ginegaw	2020	5,929	5,537	810	6,741	—	19,017
Vice President	2019	6,165	5,537	521	6,720	—	18,943
Human Resources	2018	6,752	5,537	315	4,165	—	16,769
Jay L. Kooper	2020	1,025	8,176	1,501	24,224	—	34,926
Vice President,	2019	263	8,176	1,245	23,799	—	33,483
General Counsel & Secretary	2018	—	6,781	628	22,602	74	30,085

(4)	The benefits available to the NEOs under these programs are also available to all other employess of the Company.
(5)	In addition to employer matching contributions under the Company’s 401k Plan, included in this column are contributions from the Company’s Discretionary Profit Sharing Plan administered through the Company’s 401k Plan. Mr. Kooper is the only named executive officer eligible to participate in the DPS Plan since he is ineligible to participate in the company’s Defined Benefit Plan.

Middlesex Water Company     29     2021 Proxy Statement

GRANTS OF PLAN-BASED AWARDS *

The following table details information relative to grants of plan-based awards to the NEOs under our Restricted Stock Plan during the year ended December 31, 2020.

Name	Grant Date	Stock Awards: Number of Shares or Units
		(#)
Dennis W. Doll	04/01/2020	5,566
A. Bruce O’Connor	04/01/2020	2,825
Bernadette M. Sohler	04/01/2020	945
Lorrie B. Ginegaw	04/01/2020	943
Jay L. Kooper	04/01/2020	832

*The Company does not employ the use of stock options.

STOCK VESTED DURING 2020*

The following table details information regarding the vesting of stock awards as of December 31, 2020.

	Stock Awards
Name	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dennis W. Doll	12,006	806,923
A. Bruce O’Connor	3,920	263,463
Bernadette M. Sohler	1,751	117,685
Lorrie B. Ginegaw	1,568	105,385
Jay L. Kooper	—	—

*The Company does not employ the use of stock options.

OUTSTANDING EQUITY AWARDS

The following table represents outstanding unvested restricted stock awards as of December 31, 2020.

	Shares of stock that have not vested	Market value of shares of stock that have not vested
Name	(#)	($)
Dennis W. Doll	40,563	2,939,601
A. Bruce O’Connor	14,108	1,022,407
Bernadette M. Sohler	5,824	422,065
Jay L. Kooper	5,154	373,510
Lorrie B. Ginegaw	1,189	86,167

PENSION BENEFITS

The following table details the present value of accumulated benefits that have accrued under the Qualified Defined Benefit Pension Plan (Qualified Plan) and the SERP as of December 31, 2020.

Name	Plan	Years of Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Dennis W. Doll	MWC Qualified Plan	16	1,060,438	—
	MWC SERP	16	3,745,504	—
A. Bruce O’Connor	MWC Qualified Plan	31	2,107,349	—
	MWC SERP	31	1,296,671	—
Bernadette M. Sohler	MWC Qualified Plan	26	1,716,522	—
	MWC SERP	26	—	—
Lorrie B. Ginegaw	MWC Qualified Plan	16	668,181	—
	MWC SERP	16	—	—
Jay L. Kooper	MWC Qualified Plan	0	—	—
	MWC SERP	0	—	—

CEO to Median Employee Pay Ratio

We are providing the following information regarding the relationship of the annual total compensation of our CEO compared to the annual total compensation of our median employee.

For fiscal 2020, our last completed fiscal year:

• the annual compensation of our CEO, as reported in the Summary Compensation Table included on page 29 of this Proxy Statement, was $1,781,494;

• the annual total compensation of our median employee was $73,761; and

• the resulting ratio is 24:1.

Our pay ratio estimate has been calculated in a manner consistent with Item 402(u) of Regulation S-K using data and assumptions summarized below.

To identify our median employee, we first determined our employee population (excluding our CEO) as of the last day of our fiscal year, December 31, 2020 (the Determination Date). We had approximately 348 employees, representing all full-time, part-time, seasonal and temporary workers as of the Determination Date. The number does not include any independent contractors or “leased” workers, as permitted by applicable SEC rules.

We then measured our employee population’s total direct compensation in fiscal 2020 for our consistently applied compensation measure based on information from our payroll management systems. This compensation measurement was calculated by totaling, for each employee, their annual W-2 wages, salary, bonuses and perquisites as of the Determination Date and target restricted stock awards granted in fiscal 2020. Once we identified our median employee, we then determined the annual total compensation of this employee. We believe the above is a reasonable estimate of the relationship between the pay of our CEO and the pay of our median employee.

Middlesex Water Company     30     2021 Proxy Statement

All employees hired before April 1, 2007, including all the NEOs except for Mr. Kooper, who was hired after March 31, 2007, and who receive pay for a minimum of 1,000 hours during the calendar year, are participants in the Company’s Qualified Plan. Under the noncontributory Qualified Plan, current service costs are funded annually, as required under Internal Revenue Service guidelines and by the Qualified Plan. The Company’s annual contribution is determined on an actuarial basis. Benefits are measured from the member’s entry date and accrue to normal retirement date or date of early retirement. Benefits are calculated, at normal retirement, at 1.25% of pay up to the employee’s Social Security benefit integration level, plus 1.9% of such excess pay, multiplied by anticipated total years of service to normal retirement date, capped at 35 years of such excess pay, multiplied by years of service achieved and not to exceed number of years of service achieved at normal retirement date of age 65. Average pay is the highest annual average of total pay during any 5 consecutive years within the 10 calendar-year period prior to normal retirement date. The benefit amounts are not subject to any deduction for Social Security benefits or other offset amounts. The benefits under the SERP are described on page 28 of this Proxy Statement.

Messrs. Doll, O’Connor and Ms. Sohler are eligible to receive early retirement benefits under the Qualified Plan, only in the event of their retirement. If any of the aforementioned NEOs elected to receive early retirement benefits under the Qualified Plan, such benefits would be at a reduced level on an actuarial basis, as defined under the Qualified Plan for any eligible employee who elects early retirement prior to age 62. Ms. Ginegaw’s current age and credited years of service preclude her from qualifying for early retirement benefits under the Qualified Plan. With respect to the SERP, if participating NEOs, upon achieving age 62 and ten years of service, elect to receive early retirement benefits (defined as retirement prior to age 65 but after age 62) such benefits would be at a reduced level as defined under the SERP. Mr. Doll and Mr. O’Connor are eligible to receive early retirement benefits under the SERP, only in the event of their retirement. Ms. Sohler’s and Ms. Ginegaw’s current age and credited years of service preclude them from qualifying for early retirement benefits under the SERP. Mr. Kooper is not a participant in the SERP. No lump sum payment of accumulated retirement benefits is provided under the Qualified Plan or the SERP.

Employees hired after March 31, 2007 are not eligible to participate in the Qualified Plan, but do participate in a qualified defined contribution plan, in lieu of the Qualified Plan, that provides an annual contribution at the discretion of the Company, based upon a percentage of the participants’ compensation. Mr. Kooper is a participant in the discretionary qualified defined contribution plan.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

The Company has Change in Control Agreements with the NEOs. These agreements generally provide that if the executive is terminated by the Company, other than for death, disability, retirement, Cause (as defined in the agreement), or if the executive resigns for Good Reason (as defined in the agreement) within three (3) years after a Change In Control of the Company, also as defined in the agreement, the executive is entitled to receive, (a) a lump sum severance payment equal to three (3) times the executive’s average annual total eligible compensation, as defined in the agreement, for the five (5) years prior to the termination; (b) continued coverage for three (3) years under any health or welfare plan in which the executive and the executive’s dependents were participating; and (c) an additional amount equal to the amount of federal Excise Tax, if any, that is due or determined to be due resulting from the severance payments or any other payments under the agreement. The Company has no non-Change in Control severance arrangements. The Company does not gross-up payments for any other federal or state income or other tax under a Change in Control or, under any other agreement or plan. The benefits under any health or welfare benefit plan could end earlier than three (3) years from the date of termination and would end on the earlier of (i) the date the executive becomes covered by a new employer’s health and welfare benefit plan, or (ii) the date the executive becomes eligible for Medicare. Also, coverage for the executive’s dependents could end earlier than any of these dates if required by the health or welfare benefit plan due to age eligibility.

In addition to the benefits to be paid to the executive as noted above, if there is a separation from service under the terms of the Change in Control agreement on or before the third anniversary of the Change in Control, the Company shall pay the executive any deferred compensation, including, but not limited to, deferred bonuses allocated or credited to the executive as of the date of termination. Also, any outstanding restricted stock grants awarded to the executive under the Company’s stock plans, which are not vested on termination, shall immediately vest.

A Change in Control may also lead to the payment of benefits to the NEOs and other Executive Officers, who participate in the SERP. Under the SERP, if an executive leaves the Company’s employ under the terms of a Change In Control agreement within five years of the Change in Control, the executive shall be entitled to receive an annual retirement benefit equal to 75% of the executive’s Compensation (and in some cases, 50% of Compensation) reduced by certain other benefits as more particularly set forth in the SERP. Such annual retirement benefits shall commence within sixty days after the later of (a) the executive’s Normal Retirement Date, or (b) the executive’s retirement or termination of employment with the Company or its successor. Unless the executive elects and receives approval of an alternative form of payment under the SERP, the executive shall receive the annual retirement benefit each year for fifteen years payable in monthly installments.

Notwithstanding the foregoing, if an executive leaves the Company’s employ under the terms of a Change In Control agreement, then, at the executive’s sole option, the executive may elect to receive a reduced benefit equal to 75% of the executive’s eligible Compensation (and in some cases, 50% of Compensation) reduced by certain other benefits as prorated and as set forth in the SERP, to commence within 60 days of separation of employment. The following table indicates the potential value the NEOs would receive in connection with termination by the Company within three years after a Change in Control of the Company. All scenarios use December 31, 2020, the last business day of the Company’s most recent fiscal year, as the date for the triggering event set forth in the schedule. Additionally, the potential values to each of the NEOs also include the present value of accumulated benefits under the SERP assuming that each NEO made an election to receive such benefits within sixty days after the executive terminates employment with the Company or its successor.

Name	Compensation Paid During Calendar Year 2020 (using definition of “Compensa- tion” under the Agreement) ($)	Termination Before Third Anniversary (1) ($)
Dennis W. Doll	942,388	6,955,979
A. Bruce O’Connor	475,957	3,008,386
Bernadette M. Sohler	275,513	1,458,273
Lorrie B. Ginegaw	258,164	1,332,979
Jay L. Kooper	300,810	1,236,811
(1) Compensation and other benefits paid following termination on or before third anniversary of the Change in Control.

Middlesex Water Company     31     2021 Proxy Statement

PROPOSAL 2

NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. As previously disclosed, the Board has determined that it will hold an advisory vote on the compensation of our NEOs on an annual basis. The Compensation of our NEOs is described in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative on pages 22-31 of this Proxy Statement.

The Compensation Committee of the Board of Directors is responsible for making recommendations to the full Board of Directors with respect to the compensation of the NEOs, including the Chief Executive Officer. As part of these duties, the Committee administers the Company’s equity-based incentive compensation plan and conducts an annual performance review of the Chief Executive Officer and, in consultation with the Chief Executive Officer, reviews the performance of the other NEOs. The Board of Directors has ultimate authority to determine the compensation of all NEOs, including the Chief Executive Officer.

The overall objectives of the Company’s compensation program are to retain, motivate, and reward employees and officers (including the NEOs) for short- and long-term performance, and to provide competitive compensation to attract appropriate talent to the Company. The methods used to achieve these goals for NEOs are influenced by the compensation and employment practices of our peers and competitors within the utilities industry, and elsewhere in the marketplace, for executive talent. Other considerations include each NEO’s individual performance in achieving both financial and non-financial corporate goals.

Based on its review of the total compensation of our NEOs for fiscal year 2020, the Compensation Committee believes that the total compensation for each of the NEOs is reasonable and effectively achieves the objective of aligning compensation with performance measures directly related to our financial goals and creation of shareholder value without encouraging NEOs to take unnecessary or excessive risks.

The Compensation Discussion and Analysis section of this Proxy Statement and the accompanying tables and narrative provide a comprehensive review of NEO compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal, the approval of which is included as Proposal 2 in this Proxy Statement. This advisory vote is typically referred to as a “say-on-pay” vote.

For the reasons stated above, the Board is requesting your non-binding approval of the compensation of NEOs, as disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative on pages 22-31 of this Proxy Statement.

Your vote on this proposal will be non-binding and will not be construed as overruling a decision by the Board. Your vote will not create or imply any change to fiduciary duties or create or imply any additional fiduciary duties for the Board. However, the Board values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR PROPOSAL 2, THE NON-BINDING ADVISORY PROPOSAL APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Middlesex Water Company     32     2021 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised solely of independent directors. The Committee for the year 2020 was Steven M. Klein, Kim C. Hanemann, Amy B. Mansue and Ann L. Noble. Mr. Klein serves as Audit Committee Chair and is the designated Audit Committee Financial Expert, as defined by the Securities and Exchange Commission (SEC). The Audit Committee operates under a written Charter adopted by the Board of Directors which is reviewed and adopted annually by the Audit Committee and the Board of Directors. The Charter is available on the Company’s website at www.MiddlesexWater.com.

Management is responsible for the Company’s consolidated financial statements and internal controls. The Company’s independent accountants, Baker Tilly US, LLP (“Baker Tilly”), are responsible for performing an integrated independent audit of the Company’s annual consolidated financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States) and for issuing a report thereon. The Audit Committee’s responsibility is to oversee the quality and integrity of the Company’s accounting, auditing and financial reporting practices. In this context, the Audit Committee meets periodically with Baker Tilly without management present.

Each year, the Audit Committee evaluates and considers the qualifications, audit quality, tenure and independence of Baker Tilly. In doing so, the Audit Committee considers the qualifications of Baker Tilly’s engagement team serving the Company, monitors rotation requirements of the Baker Tilly engagement team and interviews engagement team leadership with each rotation. The Committee also discusses with Baker Tilly the most recent Public Company Accounting Oversight Board (PCAOB) inspection report for their firm. Baker Tilly has served as the Company’s independent registered public accounting firm since 2006.

Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated audited financial statements with management and Baker Tilly. The Audit Committee discussed with Baker Tilly the matters required to be discussed under the rules adopted by the PCAOB which included:

1.	Significant issues with regard to Baker Tilly’s appointment or retention;

2.	Significant risks identified during Baker Tilly’s risk assessment procedures;

3.	Significant changes to Baker Tilly’s planned audit strategy or to the significant risks originally identified;

4.	Significant accounting policies and practices and significant unusual transactions;

5.	Critical accounting policies and practices;

6.	Critical accounting estimates;

7.	Baker Tilly’s evaluation of the quality of the Company’s financial reporting;

8.	Other information in documents containing audited financial statements;

9.	Difficult or contentious matters for which Baker Tilly was consulted;

10.	Management’s consultations with other accountants;

11.	Going concern considerations;

12.	Uncorrected and corrected misstatements;

13.	Material written communications between the Company and Baker Tilly;

14.	Significant difficulties encountered in performing the audit.

Baker Tilly discussed with the Audit Committee their evaluation of critical audit matters under the PCAOB auditor reporting model, and the related effect on their auditor report. Baker Tilly also provided to the Audit Committee the written disclosures required by the applicable rules of the PCAOB, and the Audit Committee discussed with Baker Tilly the firm’s independence with respect to Middlesex Water Company and its management. The Audit Committee has the sole authority to pre-approve permitted non-audit services performed by Baker Tilly and has considered whether any such non-audit services, provided to the company, is compatible with maintaining their independence.

Based on the Audit Committee’s discussions with management and Baker Tilly, the Audit Committee’s review of the audited financial statements, the representations of management regarding the audited financial statements and the report of Baker Tilly to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

The Audit Committee also discussed with management the process used for the establishment and maintenance of disclosure controls and procedures in quarterly and annual reports which is required by the SEC and the Sarbanes-Oxley Act of 2002, for certain of the Company’s filings with the SEC.

Audit Committee

Steven M. Klein, Chairman

Joshua Bershad, M.D.

Kim C. Hanemann

Amy B. Mansue

Middlesex Water Company     33     2021 Proxy Statement

PROPOSAL 3

RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The shares represented by the proxies will be voted for ratification of the appointment by the Audit Committee of Baker Tilly US, LLP (Baker Tilly) as our independent registered public accounting firm, to issue a report to the Board and shareholders on our financial statements for the year ending December 31, 2021.

Although submission of the appointment of an independent registered public accounting firm to shareholders for ratification is not required by law or regulation, the Board is submitting the selection of an independent registered public accounting firm for shareholder ratification. The Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Representatives of Baker Tilly are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions.

The affirmative vote of a majority of the votes cast by shareholders in person or represented by proxy, at the Annual Meeting is required for the approval of this Proposal. The Board has not determined what action it would take if the shareholders do not approve the selection of Baker Tilly, but may reconsider the selection if the shareholders’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the year if it determines that such a change would be in the Company’s best interests and in the best interests of shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Baker Tilly was previously approved and appointed by the Audit Committee as the Company’s independent registered public accounting firm for the years ended December 31, 2020 and 2019. Aggregate fees billed to the Company for the years ended December 31, 2020 and 2019 by Baker Tilly are as follows:

	2020 ($)	2019 ($)
Audit Fees {a}	420,283	544,960
Audit-Related Fees	—	—
Total Audit and Audit-Related Fees	420,283	544,960
Tax Fees {b}	32,500	33,000
All Other Fees	—	—
Total Fees	452,783	577,960

{a} Audit fees were incurred for audits of the financial statements and internal control over financial reporting of the Company, an audit of the financial statements of a subsidiary of the Company, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, and services provided in 2019 in connection with equity and debt financings.

{b} Tax fees were incurred for the preparation of the Company’s tax returns.

The Audit Committee has established an approval policy for all recurring audit services and all other permitted services to be performed by Baker Tilly. Recurring audit services include annual audits of the Company’s financial statements and internal control over financial reporting, tax return preparation, and reviews of the Company’s Quarterly Reports on Form 10-Q. Recurring audit services require the pre-approval of the Audit Committee. All other permitted services with fees less than $50,000, individually and in the aggregate, are subject to the pre-approval of the Audit Committee Chair, with subsequent ratification by the Audit Committee.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR PROPOSAL 3, THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP.

Middlesex Water Company     34     2021 Proxy Statement

SECURITY OWNERSHIP AND OTHER MATTERS

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of March 29, 2021, the number of shares of Middlesex Water common stock beneficially owned by the elected Directors, Executive Officers named in the table appearing under Executive Compensation, and all elected Directors and Executive Officers as a group. All individual elected Directors and Executive Officers owned less than 0.77% of the shares outstanding on March 29, 2021.

Name	Total Shares Beneficially Owned (1)
Directors
Joshua Bershad, M.D.	136,211
James F. Cosgrove Jr.	7,653
Kim C. Hanemann	2,890
Steven M. Klein	7,116
Amy B. Mansue	8,290
Ann L. Noble	1,221
Walter G. Reinhard	7,808
Named Executive Officers
Dennis W. Doll	102,969
A. Bruce O'Connor	37,326
Bernadette M. Sohler	10,515
Lorrie B. Ginegaw	9,471
Jay L. Kooper	1,189
All elected Directors and Executive Officers as a group including those named above. (15 people)	355,977*

(1) Beneficial owner has the sole power to vote such shares.

* Represents 2.03% of the shares outstanding on March 29, 2021. Percentage of each individual is based on 17,478,098 shares outstanding as of March 29, 2021.

Section 16(A) Beneficial Ownership Reporting

Compliance Under Section 16 of the Securities Exchange Act of 1934, Officers and Directors, and certain beneficial owners of the Company’s equity securities are required to file reports of ownership and changes in ownership with the SEC on specified due dates. Based solely on a review of the copies of these reports furnished to us, we believe that all filing requirements applicable to such Officers and Directors (we are not aware of any five percent holder) were met during 2020.

Other Security Holders

The following table sets forth as of March 29, 2021, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than five percent of the outstanding shares of such stock.

Name and Address of Beneficial Owners	Number of Shares	Percent of Class
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	1,830,377 (1)	10.4%
BlackRock Inc. 55 East 52nd Street New York, NY 10055	1,357,157 (2)	7.8%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	1,080,825 (3)	6.19%

(1)	This information is based on a Schedule 13G Combined filed with the SEC on February 16, 2021.
(2)	This information is based on a Schedule 13G Combined filed with the SEC on January 29, 2021.
(3)	This information is based on a Schedule 13G Combined filed with the SEC on February 10, 2021.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any will be presented for consideration at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in their discretion on such matters.

Electronic Access to Proxy Materials and Annual Reports

Our Proxy Statement and Annual Report are available at www.proxyvote.com. Paper copies of these documents may be requested by contacting our Corporate Secretary in writing at the Office of the Corporate Secretary, Middlesex Water Company, 485C Route 1 South, Suite 400, Iselin, New Jersey 08830. The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and files an Annual Report on Form 10-K with the Securities and Exchange Commission. Additional copies of the 2020 Annual Report on Form 10-K filed by the Company, including the financial statement and schedules, but without exhibits, can be mailed without charge to any shareholders. The exhibits are obtainable from the company upon payment of the reasonable cost of copying such exhibits.

Minutes of 2020 Annual Meeting of Shareholders

The minutes of the 2020 Annual Meeting of Shareholders will be submitted at the Annual Meeting for the correction of any errors or omissions but not for the approval of the matters referred to therein.

Middlesex Water Company     35     2021 Proxy Statement

Your Vote Counts! MIDDLESEX WATER COMPANY 2021 Annual Meeting Vote by May 24, 2021 11:59 PM ET 485C ROUTE 1 SOUTH SUITE 400 ISELIN, NJ 08830 D44504-P53660 You invested in MIDDLESEX WATER COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 25, 2021 11:00 AM EDT www.virtualshareholdermeeting.com/MSEX2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Dennis W. Doll 02) Kim C. Hanemann 03) Ann L. Noble 04) Joshua Bershad, M.D. 2. To provide a non-binding advisory vote to approve named executive officer compensation. 3. To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. NOTE: We may also transact such other business that may properly come before the meeting or any postponement or adjournment thereof. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D44505-P53660

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com 485C ROUTE 1 SOUTH SUITE 400 ISELIN, NJ 08830 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MSEX2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D44488-P53660 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MIDDLESEX WATER COMPANY For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following: All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors ! ! ! Nominees: 01) Dennis W. Doll 02) Kim C. Hanemann 03) Ann L. Noble 04) Joshua Bershad, M.D. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To provide a non-binding advisory vote to approve named executive officer compensation. ! ! ! 3. To ratify the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. ! ! ! NOTE: We may also transact such other business that may properly come before the meeting or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D44489-P53660 MIDDLESEX WATER COMPANY Annual Meeting of Shareholders May 25, 2021 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) James F. Cosgrove, Jr. and Walter G. Reinhard, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Middlesex Water Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders, to be held virtually at www.virtualshareholdermeeting.com/MSEX2021 at 11:00 a.m., on May 25, 2021, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR THE APPROVAL, BY NON-BINDING VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND FOR RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Continued and to be signed on reverse side